UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Diametrics Medical, Inc.
(Name of Registrant as Specified in its Charter)

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Diametrics Medical, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

November 28, 2006

TO OUR STOCKHOLDERS:

We will hold a special meeting of the stockholders of Diametrics Medical, Inc., a Minnesota corporation, on November 28, 2006 at 10:00 a.m. Pacific time, at 6053 W. Century Blvd., Suite 510, Los Angeles, California 90045, for the following purposes, which are further described in the accompanying Information Statement:

(1)	To approve the reincorporation of the Company in the State of Delaware and other related changes in the rights of stockholders;

(2)	To approve the Company’s 2006 Incentive Compensation Plan, as amended;

(3)	To ratify the indemnity agreements entered into by the Company and certain of its directors; and

(4)	To transact other business as may properly come before the special meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on November 10, 2006 as the record date for the determination of stockholders entitled to vote at the meeting or any meetings held upon adjournment of the meeting. Record holders of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 1. Only record holders of our common stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 2. Record holders of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 3.

By order of the Board of Directors,

/s/ Heng Chuk
Heng Chuk
Chief Financial Officer & Secretary

Los Angeles, California

November 17, 2006

Diametrics Medical, Inc.

INFORMATION STATEMENT

WE ARE NOT ASKING FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this information statement on or about November 17, 2006 in connection with a special meeting of stockholders, which we will hold on November 28, 2006 at 10:00 a.m., Pacific time, at 6053 W. Century Blvd., Suite 510, Los Angeles, California 90045. The record date for the meeting is the close of business on November 10, 2006. Record holders of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 1 at the meeting and any meetings held upon adjournment of that meeting. Only record holders of our common stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 2 at the meeting and any meetings held upon adjournment of that meeting. Record holders of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock at the close of business on such day will be entitled to vote on Proposal 3 at the meeting and any meetings held upon adjournment of that meeting. Our principal executive offices are located at 6033 West Century Blvd., Suite 850, Los Angeles, California 90045, and our telephone number is (310) 670-2093.

Voting Information

As of November 8, 2006, there were 3,509,458 shares of common stock, 27,224 shares of Series H Convertible Preferred Stock, 2,850 shares of Series J Convertible Preferred Stock, and 4,300 shares of Series K Convertible Preferred Stock issued and outstanding, and approximately 351 common stockholders of record. The holders of our Series J and Series K Convertible Preferred Stock and Ocean Park Advisors, LLC collectively beneficially own securities with the voting power equivalent to that of 52 million common shares (or approximately 99% of the voting power of our capital stock), and each such party has agreed to vote their shares FOR proposals 1 and 2 as set forth herein, and is expected to vote their shares FOR proposal 3 as set forth herein. Consequently, (i) our reincorporation in the state of Delaware is expected to be approved, (ii) our 2006 Incentive Compensation Plan, as amended, is expected to be approved, and (iii) the indemnification agreements are expected to be ratified.

Proposal 1 – Reincorporation in the State of Delaware

Our voting securities with respect to the reincorporation of the Company in the State of Delaware are the outstanding shares of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock.

Proposal 2 – Approval of Diametrics Medical, Inc. 2006 Incentive Compensation Plan, as Amended

The holders of our Series H Convertible Preferred Stock do not generally have the right to vote on matters that come before our shareholders. However, under Minnesota law, the holders of our Series H Convertible Preferred Stock are granted the right to vote on the Company’s reincorporation as a Delaware corporation. Accordingly, our only voting securities with respect to approving the 2006 Incentive Compensation Plan, as amended, are the outstanding shares of our common stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock.

Proposal 3 – Ratification of the Indemnity Agreements Entered into by the Company and Certain of its Directors

Our voting securities with respect to the ratification of the indemnity agreements entered into by the Company and certain of its directors are the outstanding shares of our common stock, Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock.

Stockholders are not entitled to cumulate votes with respect to any proposal. Brokers holding shares of record for their customers generally are not entitled to vote on some matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called “broker non-votes.” If the stockholders of record present in person at the meeting hold at least a majority of the voting power entitled to vote as of the record date, a quorum will exist for the transaction of business at the meeting. Stockholders of record who abstain from voting and broker non-votes are counted as present for quorum purposes.

Votes Required to Approve Proposals

The approval of the reincorporation of the Company as a Delaware corporation requires the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon. Abstentions with respect to the proposal will be treated as votes against the proposal. Broker non-votes with respect to these proposals will not be considered as present and entitled to vote on these proposals, which will therefore reduce the number of affirmative votes needed to approve the proposal.

The approval of our 2006 Incentive Compensation Plan, as amended, requires the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon. Abstentions with respect to the proposal will be treated as votes against the proposal. Broker non-votes with respect to these proposals will not be considered as present and entitled to vote on these proposals, which will therefore reduce the number of affirmative votes needed to approve the proposal.

The approval of the ratification of the indemnity agreements entered into by the Company and certain of its directors requires the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon. Abstentions with respect to the proposal will be treated as votes against the proposal. Broker non-votes with respect to these proposals will not be considered as present and entitled to vote on these proposals, which will therefore reduce the number of affirmative votes needed to approve the proposal.

Pursuant to voting agreements dated as of September 20, 2006, the holders of our Series J and Series K Convertible Preferred Stock and Ocean Park Advisors, LLC, who collectively beneficially own securities with the voting power equivalent to that of 52 million common shares (or approximately 99% of the voting power of our capital stock), have each agreed to vote their shares FOR proposal 1 and 2 set forth above, and is expected to vote FOR proposal 3 set forth above. Accordingly, each of the proposals are expected to be approved.

Information Statement Costs

We will pay for the cost of preparing, assembling, printing and mailing this information statement to our stockholders.

Interest of Certain Persons in Matters to be Acted Upon

Darrell Dubroc, our President and Chief Operating Officer, and Tim Collins, our Executive Vice President of Business Development, together hold all 4,300 shares of our Series K Convertible Preferred Stock. Upon the effectiveness of our reincorporation in the state of Delaware, the Series K Convertible Preferred Stock will automatically be converted on a one-for-one basis into approximately 11.1 million shares of the Delaware Company’s common stock in accordance with the terms of the Merger Agreement.

On September 20, 2006, we entered into a management services agreement with Ocean Park Advisors, LLC. Pursuant to the terms of the services agreement, the Company and Ocean Park have agreed that W. Bruce Comer III and Heng Chuk shall continue to serve as our Chief Executive Officer and Chief Financial Officer, respectively, and that Ocean Park shall have the right to appoint two directors to our Board. In consideration of the services provided by Ocean Park to the Company, we granted stock options to Ocean Park to purchase 2,069,109 shares of our common stock (approximately 3% of the common shares outstanding on a fully-diluted basis), at an exercise price of $0.7587 per share. The stock options vest upon the earlier of (i) the date our reincorporation in as a Delaware corporation becomes effective, or (ii) the date that the price of the Company’s stock closes at higher than $1.33 per share. The second vesting condition has been satisfied.

We recently adopted a plan pursuant to which each of our independent directors (excluding any director who is appointed by a class or series of preferred stock of the Company pursuant to the Certificate of Designations establishing such class or series) is entitled to receive compensation of $16,000 per year, paid quarterly in equal $4,000 payments on October 1, January 1, March 1 and July 1 of each year, and a one-time grant of options to purchase an aggregate of 0.5% of the fully-diluted common stock, in consideration for their services as directors, at an exercise price equal to the fair market value per share and vest quarterly over the period of one year. Our two independent directors, Paul Galleberg and Jeffrey Lawton, were each issued options to acquire 348,480 shares of our common stock in consideration for their services as directors with an exercise price of $0.7587 per share, and received $4,000 of the $16,000 compensation on October 1, 2006. During 2005, no director received any compensation for serving on our Board. During 2006, our independent directors received $500 for each Board of Directors meeting attended. Accordingly, Mr. Galleberg and Mr. Lawton have each received $2,500 in 2006 for their attendance at five meetings.

Delivery of Information Statement to Security Holders Sharing an Address

Only one information statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered if you write to us at 6033 West Century Blvd., Suite 850, Los Angeles, California 90045, or call us at (310) 670-2093. If you are sharing an address with another security holder and are receiving multiple copies of this information statement, and would prefer to receive a single copy, please write to us or call us at the address or phone number above.

PROPOSAL NO. 1

REINCORPORATION IN THE STATE OF DELAWARE

DESCRIPTION OF THE REINCORPORATION IN DELAWARE

On October 18, 2006, an Agreement and Plan of Merger was signed by and between us and our wholly-owned subsidiary, Biodiesel Development Corporation, a corporation incorporated in the State of Delaware (the “Delaware Company”). In accordance with the terms of the Agreement and Plan of Merger, upon the effectiveness of the reincorporation, the Certificate of Incorporation of Biodiesel Development Corporation will be amended to change its name to Allegro Biodiesel Corporation. The Agreement and Plan of Merger is referred to in this information statement as the “Merger Agreement” and the transactions contemplated by the Merger Agreement are referred to in this information statement as the “Reincorporation.”

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into the Delaware Company, our separate corporate existence shall cease, and the Delaware Company shall continue as the surviving corporation of the merger (the “Merger”).

Our board has recommended that our state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. Additionally, in conjunction with the Reincorporation, we are making changes to our charter documents which, among the other consequences described below, will result in a significant increase in the number of our authorized shares of capital stock.

REASONS FOR THE REINCORPORATION IN DELAWARE

Our Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and our shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	enhanced ability of Delaware corporations to attract and retain qualified independent directors; and

•	greater flexibility and responsiveness of Delaware law to corporate needs.

Enhanced Ability to Attract and Retain Directors. We have a relatively small market capitalization compared to many other publicly traded companies. This will, in our Board’s view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment and particularly the consequences of the Sarbanes-Oxley Act of 2002 place a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. Our Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

As competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. Our Board of Directors believes that reincorporation in Delaware will enhance our ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, as noted below, Delaware law provides greater flexibility and responsiveness to corporate needs. As a result, our Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, many of whom are already incorporated in Delaware, to retain our current directors and attract and retain new directors.

Greater Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law, seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, mergers and acquisitions and dividends. Moreover there is a substantial body of case law construing Delaware’s corporate statutes. As a result of these factors, it is anticipated that Delaware law will provide greater flexibility in our legal affairs than is presently available under Minnesota law.

The interests of our Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under Minnesota law. A detailed discussion of the principal differences between Delaware and Minnesota law as they affect shareholders is set forth in the section below entitled “Comparison of the Rights of Securityholders.”

MATERIAL TERMS OF THE MERGER

In order to effect the Reincorporation of the Company in Delaware, we will be merged with and into the Delaware Company. Prior to the Merger, the Delaware Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Delaware Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Delaware, our Board of Directors has approved, and recommends to our shareholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Delaware Company. The full texts of the Merger Agreement, the Certificate of Incorporation, the Certificate of Designations of the Series A Convertible Preferred Stock, the Certificate of Designations of the Series B Convertible Preferred Stock, and Bylaws of the Delaware Company under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B, Appendix C, Appendix D and Appendix E, respectively. The discussion contained in this information statement is qualified in its entirety by reference to such Appendices.

Our Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Delaware Company are in the best interests of our shareholders. The Merger will result in an increase in the number of our authorized shares of common stock to 150,000,000 shares, and our authorized shares of preferred stock to 50,000,000 shares, and a conversion of our shares of common stock currently issued and outstanding into shares of common stock of Delaware Company, on a one-for-one basis, a conversion of our shares of Series H Convertible Preferred Stock currently issued and outstanding into shares of Series B Convertible Preferred Stock of Delaware Company, on a one-for-one basis, and a conversion of our shares of Series J Convertible Preferred Stock currently issued and outstanding into shares of Series A Convertible Preferred Stock of Delaware Company, on a one-for-ten thousand basis. Upon the effectiveness of the Reincorporation (the “Effective Date”), the 4,300 outstanding shares of our Series K Convertible Preferred Stock, which will automatically be converted on a one-for-one basis into approximately 11.1 million shares of the Delaware Company’s common stock in accordance with the terms of the Merger Agreement.

The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this information statement as Appendix A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Delaware Company, the Company’s separate legal existence shall cease and the Delaware Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, (i) each outstanding share of common stock of the Company will automatically be converted into shares of the common stock of the Delaware Company, on a one-for-one-basis, (ii) each outstanding share of the Series H Convertible Preferred Stock of the Company will automatically be converted into shares of Series B Convertible Preferred Stock of Delaware Company, on a one-for-one basis, (iii) each outstanding share of the Series J Convertible Preferred Stock of the Company will automatically be converted into shares of Series A Convertible Preferred Stock of Delaware Company, on a one-for-ten thousand basis, and (iv) the 4,300 outstanding shares of our Series K Convertible Preferred Stock will automatically be converted on a one-for-one basis into approximately 11.1 million shares of the Delaware Company’s common stock in accordance with the terms of the Merger Agreement. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Delaware Company’s common stock. In conjunction with the Reincorporation, the Delaware Company’s charter documents will provide for an increase in the number of our authorized shares of common stock to 150,000,000 shares, and our authorized shares of preferred stock to 50,000,000 shares. The Delaware Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Delaware Company shall be governed by Delaware law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Delaware law and Minnesota law.

Certificate of Incorporation, Certificates of Designations and Bylaws of the Delaware Company Following the Merger. The Merger Agreement provides that the Certificate of Incorporation, the Certificate of Designations of the Series A Convertible Preferred Stock, the Certificate of Designations of the Series B Convertible Preferred Stock, and the Bylaws of the Delaware Company, as in effect at the Effective Time, will be the Certificate of Incorporation, the Certificate of Designations of the Series A Convertible Preferred Stock, the Certificate of Designations of the Series B Convertible Preferred Stock, and the Bylaws, respectively, of the surviving corporation following the Merger. In accordance with the terms of the Merger Agreement, upon the effectiveness of the Reincorporation, the Certificate of Incorporation of Biodiesel Development Corporation will be amended to change its name to Allegro Biodiesel Corporation.

Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company at the Effective Time.

Conditions to the Merger. The obligations of the Company and the Delaware Company to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval by our shareholders of the Merger Agreement. In addition, both the Company and the Delaware Company shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement.

Certain United States Federal Income Tax Consequences

The Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our common stock or Series H, Series J or Series K Convertible Preferred Stock with respect thereto on the conversion of shares of our common stock into shares of the Delaware Company’s common stock, conversion of our Series H Convertible Preferred Stock into the Delaware Company’s Series B Convertible Preferred Stock, conversion of our Series J Convertible Preferred Stock into the Delaware Company’s Series A Convertible Preferred Stock, or conversion of our Series K Convertible Preferred Stock into shares of the Delaware Company’s common stock. No gain or loss will be recognized for federal income tax purposes by the Company or Delaware Company.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Delaware Company, with the Delaware Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination and as a result no goodwill is expected to be recorded. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

Dissenters’ Rights

Section 302A.471 of the Minnesota Business Corporation Act (“MBCA”) grants any shareholder of the Company of record on November 10, 2006 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the discussion of dissenting shareholder rights under the caption “Dissenters’ Rights” and the provisions of Section 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX F. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

Litigation

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

COMPARISON OF THE RIGHTS OF SECURITYHOLDERS

General

Our Board of Directors has recommended that the Company’s state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in a material change in the business, management, assets, liabilities or net worth of the Company. The effects of the proposed change are summarized below.

Assuming our shareholders approve the Merger and upon acceptance for filing of the appropriate certificate of merger and the articles of merger by the Secretary of State of Delaware and the Secretary of State of Minnesota, respectively, the Company will be merged with and into the Delaware Company pursuant to the Merger Agreement, resulting in a change in our state of incorporation. We will then be subject to Delaware law and the Certificate of Incorporation, the Certificate of Designations of the Series A Convertible Preferred Stock, the Certificate of Designations of the Series B Convertible Preferred Stock, and Bylaws of the Delaware Company, which are attached hereto as Appendix B, Appendix C, Appendix D and Appendix E, respectively. Upon the effectiveness of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into one share of the common stock of the Delaware Company, each share of our Series H Convertible Preferred Stock will be converted into one share of the Series B Convertible Preferred Stock of Delaware Company, each share of our Series J Convertible Preferred Stock will be converted into 10,000 shares of Series A Convertible Preferred Stock of Delaware Company, and each outstanding share of Series K Convertible Preferred Stock will automatically be converted on a one-for-one basis into approximately 11.1 million shares of the Delaware Company’s common stock in accordance with the terms of the Merger Agreement. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Delaware Company’s common stock.

IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE DELAWARE COMPANY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Company is a Minnesota corporation, and Minnesota law and the Articles of Incorporation, the Certificates of Designation of the Series H, Series J and Series K Convertible Preferred Stock, and the Bylaws of the Company govern the rights of its shareholders. The Delaware Company is a Delaware corporation and the rights of its shareholders are governed by Delaware law and by the Certificate of Incorporation, the Certificate of Designations of the Series A Convertible Preferred Stock, the Certificate of Designations of the Series B Convertible Preferred Stock, and the Bylaws of the Delaware Company.

The major changes to the rights of the Company’s securityholders, which are due in part to the Reincorporation and in part to a decision to change our corporate governance structure, are as follows, as described in more detail below:

•	the Delaware Company’s charter documents will provide for an increase in the number of our authorized shares of common stock to 150,000,000 shares, and our authorized shares of preferred stock to 50,000,000 shares; and

•	the Delaware Company’s charter documents will provide for an action to be taken by its shareholders if a written consent is signed by the holders of a sufficient number of shares that would have been required to effect the action at a meeting of the shareholders. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may only be taken by written consent without a meeting if such written consent is signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation.

Differences Related Primarily to Charter Documents

Authorized Capital

The Company. The authorized capital stock of the Company consists of 10,000,000 shares of $1.00 par value Common Stock and 50,000 shares of $1.00 par value preferred stock. As of November 8, 2006, there were 3,509,458 shares of common stock, 27,224 shares of Series H Convertible Preferred Stock, 2,850 shares of Series J Convertible Preferred Stock, and 4,300 shares of Series K Convertible Preferred Stock issued and outstanding.

The Delaware Company. The authorized capital stock of the Delaware Company consists of 150,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of undesignated preferred stock, par value $0.01 per share. As of the date of the Merger Agreement, Delaware Company’s issued and outstanding share capital consisted of one share of common stock, 28,500,000 shares of Series A Convertible Preferred Stock, and 27,224 shares of Series B Convertible Preferred Stock. The Delaware Company’s Certificate of Incorporation authorizes its Board of Directors to issue shares of preferred stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series.

Voting Power of Capital Stock

The Company. Each holder of our common stock has the right to cast one vote for each such share of common stock held of record on all matters voted on by the shareholders, including the election of directors. The holders of our Series H Convertible Preferred Stock do not generally have the right to vote on matters that come before our shareholders except for those required by Minnesota law, such as approval of the Reincorporation. Our Series H Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock shareholders have no cumulative voting rights. The holders of our Series J Convertible Preferred Stock have voting rights equivalent to the number of shares of common stock into which the Series J Convertible Preferred Stock will be convertible upon shareholder approval of the Reincorporation. Our Series K Convertible Preferred Stock has voting rights equivalent to the number of common shares into which the Series K Convertible Preferred Stock is convertible upon shareholder approval of the Reincorporation.

The Delaware Company. Each holder of shares of the Delaware Company’s common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the stockholders, including the election of directors. Stockholders have no cumulative voting rights. The holders of the Delaware Company’s Series A Convertible Preferred Stock have voting rights equivalent to the number of shares of common stock into which the Series J Convertible Preferred Stock will be convertible upon shareholder approval of the Reincorporation. The holders of the Delaware Company’s Series B Convertible Preferred Stock do not generally have the right to vote on matters that come before our shareholders.

Board of Directors

The Company. The Company’s Bylaws provide that there shall be no less than three nor more than twenty directors, as established by the Board or by the affirmative vote of the holders of at least 80% of the Company’s common stock. The Company’s board presently consists of six directors. Directors serve for a term of three years, and are elected at the annual meeting of shareholders after a director’s term has expired. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors. The holders of our Series J Convertible Preferred Stock collectively have the right to elect one director to the Board, until such time the holders hold less than 15% of our fully-diluted common stock.

The Delaware Company. The Delaware Company’s Bylaws do not require that a specific number of directors shall serve on its board, but that the number of directors shall be fixed by the Board. Directors are elected at each annual meeting at which the term of office of a class of directors expires, and serve until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Directors are elected by the highest number of votes cast at a meeting at which a quorum is present. Any vacancies may be filled by the vote of a majority of the board of directors, and any such person elected to fill a vacancy shall serve as a director until the next annual meeting of stockholders. The holders of the Delaware Company’s Series A Convertible Preferred Stock collectively have the right to elect one director to the Board, until such time the holders hold less than 15% of the Delaware Company’s fully-diluted common stock.

Differences Related Primarily to State Law

Action by Directors Without a Meeting

Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Minnesota. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company’s Articles of Incorporation contain such a provision allowing an action to be taken by written consent of a majority of the directors. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company’s Bylaws also contain such a provision.

Delaware. Delaware law provides for written action to be taken unanimously by all members of the Board of Directors. Delaware law does not contain any advance written consent or opposition provision.

Conflicts of Interest

Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is approved by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. One difference between Minnesota law and Delaware law on this subject, however, is that under Minnesota law, either (1) the holders of two-thirds of the voting power of the shares entitled to vote which are owned by persons other than the interested director or directors, or (2) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote, must approve the contract or transaction, whereas under Delaware law, only a majority of the disinterested stockholders is required. Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been

“fair” (according to Delaware law) or “fair and reasonable” (according to Minnesota law). In the case of approval by the stockholders, Minnesota law provides that such approval requires the vote of holders of two-thirds of the voting power of all shares entitled to vote or the unanimous vote of the holders of all outstanding shares, whether or not entitled to vote.

Minnesota. If such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction.

Delaware. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Bylaws and the Articles of Incorporation of the Company, the Company shall have no less than three nor more than twenty directors, as established by the Board or by the affirmative vote of the holders of at least 80% of the Company’s common stock. The Company’s board presently consists of six directors.

Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Certificate of Incorporation and the Bylaws of the Delaware Company provide that the number of directors shall be determined by resolution of the Board of Directors.

Classified Board of Directors

Both Minnesota and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. The Company currently has three classes of directors, each serving three year terms. Under the Bylaws and the Certificate of Incorporation of the Delaware Company, the Delaware Company has three classes of directors, each serving three year terms.

Removal of Director

Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy and the shareholders have not subsequently elected directors, by the affirmative vote of a majority of the other directors. The Bylaws of the Company provide that the affirmative vote of the shareholders holding at least 80% of the outstanding shares of Common Stock entitled to vote at an election of directors may remove any or all of the directors from office at any time, with or without cause.

Delaware. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances. A director of a Delaware corporation that has a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Certificate of Incorporation of the Delaware Company provides that a director may be removed at any time, but only for cause, by a majority vote of the stockholders entitled to vote for the election of such director.

Vacancies on Board of Directors

Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors resulting from death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum, (b) a vacancy on the board resulting from a newly created directorship resulting from an increase in the number of directors may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company’s Bylaws follow these provisions.

Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of the Delaware Company provides that a vacancy on the board of directors may be filled by the affirmative vote of a majority of the outstanding voting shares, by the affirmative vote of a majority of the remaining directors, or by a sole remaining director.

Standard of Conduct for Directors

Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors and Officers

Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. The major difference between Minnesota law and Delaware law is that while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is permissive under Delaware law, except that a Delaware corporation must indemnify a person who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses and attorney’s fees actually and reasonably incurred in connection therewith.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in its Articles of Incorporation or Bylaws. The Company Bylaws provide for indemnification to the fullest extent permitted by Minnesota law.

Although indemnification is permissive in Delaware, a corporation may, through its certificate of incorporation, bylaws or other intracorporate agreements, make indemnification mandatory. The Certificate of Incorporation of the Delaware Company provides for indemnification to the fullest extent permitted by Delaware law.

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

Minnesota and Delaware corporate law, the Articles of Incorporation and Bylaws of the Company and the Delaware Company’s Certificate of Incorporation and Bylaws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Liability

Minnesota. Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company’s Articles of Incorporation provide that, to the fullest extent permitted by Minnesota law, a director shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors’ fiduciary duty.

Delaware. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, or (e) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Delaware Company’s Certificate of Incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares

Minnesota. Minnesota law does not allow treasury shares.

Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the articles and bylaws, even if the board of directors does not approve. In general, amendments to the Company’s Articles of Incorporation must be recommended to the Company’s shareholders by the board and approved by a majority of the votes entitled to be cast by each voting group that has a right to vote on the amendment, unless a higher percentage is specified by Minnesota law, the Company’s Articles of Incorporation or the Company’s Board of Directors.

Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware law. The Delaware Company’s Certificate of Incorporation requires the approval of 66 2/3% of the Delaware Company’s outstanding voting shares to amend or repeal, or adopt any provisions inconsistent with, certain provisions of the Certificate of Incorporation.

Amendment of Bylaws

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the bylaws, even if the board of directors does not approve. The Company’s Articles of Incorporation provide that the Board of Directors shall have the power, to the extent permitted by law, to adopt, amend or repeal the Bylaws of the Company, subject to the power of the shareholders to adopt, amend or repeal such Bylaws. Bylaws fixing the number of directors or their classifications, qualifications or terms of office, or prescribing procedures for removing directors or filling vacancies in the Board may be adopted, amended or repealed only by the affirmative vote of the holders of 80% of the outstanding shares of Common Stock entitled to vote.

Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company’s Bylaws provide that the directors may amend the bylaws, and a affirmative vote of 66 2/3% of the Delaware Company’s outstanding voting shares is required to amend the bylaws.

Shareholder Action

Under both the Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of “substantially all” assets, under Delaware law the definition of “substantially all” has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute “substantially all” and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25 percent of the corporation’s total assets at the end of the most recently completed fiscal year, and (2) 25 percent of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”

Both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. The Company’s Articles do not contain such a provision. However, the Delaware Company’s Certificate of Incorporation contains a provision requiring the affirmative vote of 66 2/3% of the outstanding voting shares to amend certain provisions of the Certificate of Incorporation.

Shareholders’ Action Without a Meeting

Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation’s articles of incorporation.

Delaware. Delaware law permits such an action to be taken if the written consent is signed by the holders of a sufficient number of shares as would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a stockholder meeting. However, Delaware law also provides that a corporation’s certificate of incorporation may restrict or prohibit stockholders’ action without a meeting. The Delaware Company’s Certificate of Incorporation does not limit its stockholders’ right to take action by written consent without a meeting.

Special Meetings

Minnesota. According to the Company’s Bylaws, special meetings of the Company’s shareholders may be called by the chief executive officer, chief financial officer, two or more directors, or by a holder or holders of ten percent (10%) or more of the shares entitled to vote, however, according to Minnesota law a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by twenty-five percent (25%) or more of the voting power of all shares entitled to vote.

Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Company’s Bylaws provide that special meetings may be called only by the Chairman, pursuant to a resolution adopted by a majority of the whole Board, or by a committee of the Board authorized to call such meetings.

Advanced Notice

Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Bylaws of the Company provide that mailed notice must be mailed at least 5 days prior to the meeting and notice that is not mailed must be given at least 48 hours prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting.

Delaware. When required, Delaware law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws. With regard to stockholder proposals for inclusion at our annual meeting, the Delaware Company Bylaws require timely notice, which is not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting.

Dividends

Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation

Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law (“DGCL”) differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; the Delaware Company, because it is a Delaware corporation, will not be subject to the statute. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

Delaware. Delaware law restricts certain business combination transactions between a shareholder acquiring 15% or more (designated as an “interested” shareholder) of the voting stock and any Delaware corporation with securities traded on a national exchange, quoted on the NASDAQ Stock Market or owned of record by at least 2,000 shareholders. Unless an exception is available, the statute provides that for three years after the 15% threshold is exceeded, the corporation cannot have a merger, sale of substantial assets, loan, substantial issuance of stock, plan of liquidation, or reincorporation involving the interested shareholder or its affiliates. Shareholders may opt out at any time by majority vote, but the decision is not effective for one year.

There are a number of important exceptions to the basic prohibition on business combination transactions. First, the Delaware statute does not prohibit a business combination if, prior to becoming an interested shareholder, the board of directors has approved the business combination or the transaction which resulted in the shareholder passing the 15% threshold. Second, a business combination is permissible if the interested shareholder acquires 85% of the target’s outstanding voting stock (excluding shares held by management or held in employee benefit plans in which the employees do not have a confidential right to vote) in the transaction in which the 15% threshold is exceeded. Third, a business combination is permissible if approved by the board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding shares held by disinterested shareholders. Finally, if the target corporation, with the support of the majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested shareholder is released from the three year prohibition and free to compete with the target-supported transaction.

Minnesota. Minnesota law is quite similar to that of Delaware. However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer.

The Minnesota provision applies to “issuing public corporations,” defined as any Minnesota corporation with at least 100 shareholders (or with at least 50 shareholders if the Minnesota corporation is a publicly held corporation). Issuing public corporations that are publicly held are automatically subject unless they opt out by charter amendment and issuing public corporations that are not publicly held are subject only if they opt in by charter amendment. The Company is an “issuing public corporation” under Minnesota law and has not opted out of the Minnesota provision.

The MBCA includes other provisions relating to takeovers that are not included in the DGCL. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Inspection of Shareholder Lists

Minnesota. Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation’s share register.

Delaware. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation’s stockholders and to make copies or extracts therefrom.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation.

Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Delaware Company Certificate does not provide otherwise) or the shareholders of which are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.

Section 302A.471 of the MBCA grants any shareholder of the Company and any beneficial owner of the shares of the Company of record on November 10, 2006 who objects to the Reincorporation and Merger the right to obtain payment from the Company for the fair value of the shares owned by the dissenting shareholder at the

Effective Time. It is the present intention of the Company to abandon the Reincorporation and the Merger in the event shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

Requirements for Exercising Dissenters’ Rights

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE MERGER, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 6033 West Century Blvd., Suite 850, Los Angeles, California 90045, and must be received before the vote for the proposed Merger. A vote against the Merger is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Delaware Company when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX F.

Notice of Procedure

If and when the proposed Reincorporation is approved by shareholders of the Company and if the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates

To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his, her or its share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.

Purchase of Dissenting Shares

After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.

Acceptance or Settlement of Demand

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD,

THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

Court Determination

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Abandonment of Merger

Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Reincorporation at any time before consummation of the Merger if: (i) shareholders exercise dissenter’s rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company’s shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.

Stockholder Vote Required

Approval of the Reincorporation from Minnesota to Delaware by Merger will require the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE REINCORPORATION FROM MINNESOTA TO DELAWARE PURSUANT TO THE MERGER AGREEMENT BETWEEN THE COMPANY AND BIODIESEL DEVELOPMENT CORPORATION AND OTHER RELATED CHANGES IN THE RIGHTS OF STOCKHOLDERS.

PROPOSAL NO. 2

APPROVAL OF DIAMETRICS MEDICAL, INC. 2006 INCENTIVE COMPENSATION PLAN, AS

AMENDED

Description of Diametrics Medical, Inc. 2006 Incentive Compensation Plan

At a meeting of the Company’s Board of Directors on August 11, 2006, the Company’s directors adopted the Diametrics Medical, Inc. 2006 Incentive Compensation Plan, and at a meeting of the Company’s Board of Directors on September 20, 2006, the Company’s directors adopted the First Amendment to the Diametrics Medical, Inc. 2006 Incentive Compensation Plan (as amended, the “2006 Plan”), attached as Appendix H hereto, subject to approval by the Company’s stockholders. The purposes of the Plan are (i) to align the interests of the Company’s stockholders and recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

If approved by our stockholders, the 2006 Plan shall become effective as of August 11, 2006. The 2006 Plan provides for the grant of equity awards to directors, officers, other employees, consultants, independent contractors and agents of the Company and its subsidiaries, including stock options to purchase shares of the Company’s common stock, stock appreciation rights (“SARs”), restricted stock, restricted stock units, bonus stock and performance shares.

The 2006 Plan shall be administered by the Compensation Committee of the Board of Directors, and expires 10 years after adoption, unless terminated earlier by the Board. In the event that this Plan is not approved by our stockholders on or before May 31, 2007, the 2006 Plan and any awards granted under it shall be null and void. No options to purchase shares of the Company’s common stock may be exercised prior to the date of such stockholder approval.

Up to 6,592,755 shares, subject to adjustment in the event of stock splits and other similar events (the First Amendment increased the number of shares of our common stock that may be issued pursuant to awards granted under the 2006 Plan from 361,243 shares to 6,592,755 shares of the Company’s common stock) may be issued pursuant to awards granted under the 2006 Plan.

On August 11, 2006, the Company’s Board of Directors, acting as the Committee administering the 2006 Plan, approved stock option awards to the directors, management and a consultant to the Company. W. Bruce Comer III, the Chief Executive Officer, and Heng Chuk, the Chief Financial Officer, were awarded options to purchase 180,622 and 86,698 shares of common stock, respectively, with exercise prices of $0.463 per share and vesting fully on December 1, 2006.

On August 11, 2006, the Company’s Board of Directors, acting as the Committee administering the 2006 Plan, approved stock option awards to Paul Galleberg and Jeffrey Lawton, directors of the Company, to each purchase 36,124 shares of common stock, at an exercise price of $0.421 per share and vesting fully on September 13 and November 4, 2006, respectively (such dates being six months after the appointment of each director).

On August 11, 2006, the Company’s Board of Directors, acting as the Committee administering the 2006 Plan, approved stock option awards to an accounting consultant to the Company, to purchase 21,675 shares of common stock, at an exercise price of $0.421 per share and vesting fully on December 1, 2006.

On September 15, 2006, the Company’s Board of Directors, acting as the Committee administering the 2006 Plan, approved stock option awards to Ocean Park Advisors, LLC, to purchase 2,069,109 shares of common stock, with an exercise price of $0.7587 per share and vesting when the Common Stock of the Corporation trades above $1.33 per share or upon shareholder approval of the Reincorporation, with an exercise period of five years.

Description of First Amendment to the Diametrics Medical, Inc. 2006 Incentive Compensation Plan

On September 15, 2006, our board of directors approved an amendment to the 2006 plan, subject to stockholder approval, to: (i) increase the number of shares of our common stock that may be issued pursuant to awards granted under the 2006 Plan from 361,243 shares to 6,592,755 shares, subject to adjustment in the event of stock splits and other similar events, and (ii) provide for a Non-Employee Director Compensation Plan. Pursuant to the Non-Employee Director Compensation Plan, each of our independent directors (excluding any director who is appointed by a class or series of preferred stock of the Company pursuant to the Certificate of Designations establishing such class or series) is entitled to receive compensation of $16,000 per year, paid quarterly in equal $4,000 payments on October 1, January 1, March 1 and July 1 of each year, and a one-time grant of options to purchase an aggregate of 0.5% of the fully-diluted common stock, in consideration for their services as directors, at an exercise price equal to the fair market value per share and vest quarterly over the period of one year. Our two independent directors, Paul Galleberg and Jeffrey Lawton, were each issued options to acquire 348,480 shares of our common stock in consideration for their services as directors with an exercise price of $0.7587 per share, and received $4,000 of the $16,000 compensation on October 1, 2006. During 2005, no director received any compensation for serving on our Board. During 2006, our independent directors received $500 for each Board of Directors meeting attended. Accordingly, Mr. Galleberg and Mr. Lawton have each received $2,500 in 2006 for their attendance at five meetings.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the 2006 Plan.

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

A participant will not recognize taxable income at the time a restricted stock award is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making an election under Section 83(b) of the Code or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather then dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time unrestricted stock is granted in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

A participant will not recognize taxable income at the time restricted stock units or performance shares are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of restricted stock units or performance shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

New Plan Benefits

We cannot determine at this time either the number of options that we will allocate to our directors and executive officers participating in the 2006 Plan and to other participants in the future or the number of options that these persons will actually receive in the future because the amount and value of awards that we will grant to any participant are within our discretion, subject to the limitations described above. The table below sets forth the number of options granted to certain individuals and groups under the 2006 Plan as of November 8, 2006 and their value as of date of grant.

NEW PLAN BENEFITS

Diametrics Medical, Inc. 2006

Incentive Compensation Plan

Name and Position	Dollar Value ($)	Number of Units
W. Bruce Comer III (1) Chief Executive Officer	$1,576,700	2,249,731

Darrell Dubroc (2) President and Chief Operating Officer	—	—

Tim Collins (3) Executive Vice President of Business Development	—	—

Heng Chuk (4) Chief Financial Officer & Secretary	$1,555,037	2,155,807

David B. Kaysen (5) Chief Executive Officer	—	—

Steven G. Emery (6) Senior Vice President of Worldwide Marketing and Business Development	—	—

W. Glen Winchell (7) Senior Vice President & Chief Financial Officer	—	—

Executive Group	$1,596,695	2,336,429

Non-Executive Director Group	$534,319	769,209

Non-Executive Officer Employee Group	$5,187	21,675

(1)	Mr. Comer became our Chief Executive Officer in December 2005. Consists of options to purchase 180,622 shares, subject to the Reincorporation being effective. Additionally, Mr. Comer is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the following securities beneficially held by Ocean Park Advisors, LLC: 1,379,400 shares of common stock, warrants to purchase 4,827,921 shares and options to purchase 2,069,109 shares (subject to the Reincorporation being effective).
(2)	Mr. Dubroc became our President and Chief Operating Officer in September 2006.
(3)	Mr. Collins became our Executive Vice President of Business Development in September 2006.
(4)	Mr. Chuk became our Chief Financial Officer and Secretary in December 2005. Consists of options to purchase 86,698 shares, subject to the Reincorporation being effective. Additionally, Mr. Chuk is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the following securities beneficially held by Ocean Park Advisors, LLC: 1,379,400 shares of common stock, warrants to purchase 4,827,921 shares and options to purchase 2,069,109 shares (subject to the Reincorporation being effective).
(5)	Mr. Kaysen terminated his employment with us on June 17, 2005.
(6)	Mr. Emery terminated his employment with us on March 31, 2005.
(7)	Mr. Winchell joined as Senior Vice President and Chief Financial Officer effective August 4, 2003 and terminated his employment with us on December 2, 2005.

Stockholder Vote Required

Approval of the 2006 Plan will require the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE 2006 PLAN.

PROPOSAL NO. 3

APPROVAL OF THE RATIFICATION OF THE INDEMNITY AGREEMENTS ENTERED INTO BY THE

COMPANY AND CERTAIN OF ITS DIRECTORS

Description of Indemnification Agreements

On August 4, 2006, we entered into indemnification agreements with Heng Chuk, Bruce Comer, Paul Galleberg and Jeff Lawton, who were our directors as of such date (each an “Indemnitee”), in substantially the form attached as Appendix G to this information statement (the “Indemnification Agreements”). The Indemnification Agreements generally require us to indemnify and hold an Indemnitee harmless to the greatest extent permitted by law for liabilities arising out of the Indemnitee’s service to the Company as an officer or director, except to the extent that such liabilities are attributable to dishonest or fraudulent conduct, to personal gains to which Indemnitee is not entitled, or for which payments by the Company are not permissible under applicable law. The Indemnification Agreements also provide for the advancement of defense expenses by the Company.

Although the law in this regard is not certain, shareholders who vote in favor of ratifying the Indemnification Agreements may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding. The Board of Directors believes that the overall effect of entering into the Indemnification Agreements is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality directors and thus benefit the interests of the Company and its shareholders.

Stockholder Vote Required

Approval of the ratification of the indemnity agreements entered into by the Company and certain of its directors will require the affirmative vote of a majority of the voting power present at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO RATIFY THE INDEMNITY AGREEMENTS ENTERED INTO BY THE COMPANY AND CERTAIN OF ITS DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of November 8, 2006 by: (i) each person who is known by the Company to beneficially own more than 5% of the common stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers and (iv) all directors and executive officers of the Company as a group:

	Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
(2)	M.A.G. Capital, LLC	23,806,340	90.2%
(3)	Mercator Momentum Fund	1,796,964	34.3%
(4)	Mercator Momentum Fund III	3,241,344	48.0%
(5)	Monarch Pointe Fund Ltd.	10,824,566	80.3%
(6)	Mercator Focus Fund, LP	21,682	0.6%
(7)	Ocean Park Advisors, LLC	8,276,430	79.5%
(8)	Asset Managers International Limited	8,723,376	76.4%
(9)	St. Cloud Capital Partners	3,031,286	46.3%
(10)	Erasmus Louisiana Growth Fund	2,635,901	42.9%
(11)	Pentagon Dollar Satellite Fund	2,635,901	42.9%
(12)	Dave Callaham	2,530,465	41.9%
(13)	Portland Fixture Limited Partnership	658,975	15.8%
(14)	The Richard Aronow Trust	658,975	15.8%
(15)	Nautilus Trust	448,103	11.3%
(16)	Algere Trust	434,924	11.0%
(17)	Rader Living Trust	434,924	11.0%
(18)	Gregory W. Econn Trust	329,488	8.6%
(19)	Longview Fund	293,945	7.8%
(20)	Longview Equity Fund	167,776	4.6%
(21)	Longview International Equity Fund	83,888	2.3%
(22)	Camden International	209,724	5.7%
(23)	Gellar Living Trust	263,590	7.0%
(24)	James A. Sears	263,590	7.0%
(25)	Armando Engenheiro	197,693	5.3%
(26)	W. Bruce Comer III	8,457,052	79.9%
(27)	Heng Chuk	8,363,128	79.7%
(28)	Darrell Dubroc	6,978,630	66.5%
(29)	Tim Collins	4,131,370	54.1%
(30)	Paul A. Galleberg	384,604	9.9%
(31)	Jeffrey Lawton	384,604	9.9%
(32)	All directors and executive officers as a group	20,422,958	90.6%

(1)	The percentage calculations are based on 3,509,458 shares of common stock that were outstanding as of November 8, 2006 plus the respective beneficial shares owned by each stockholder. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of November 8, 2006 (including shares issuable upon the conversion of our Series J and Series K Convertible Preferred Stock which remain subject to our reincorporation in Delaware becoming effective) are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)	Consists of 7,884 shares of common stock, 1,413,900 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock, 6,500,000 shares of common stock that may be acquired after our reincorporation in Delaware becoming effective upon the exercise of warrants with an exercise price of $1.14 and $1.33 per share, as well as the securities held by Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., or Mercator Focus Fund, LP. The documentation governing the terms of the Series H Preferred Stock contains provisions prohibiting any conversion of the Series H Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.
(3)	Consists of 20,342 shares of common stock, 268,600 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and 1,528,822 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock. The documentation governing the terms of the Series H Preferred Stock contains provisions prohibiting any conversion of the Series H Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.
(4)	Consists of 20,535 shares of common stock, 247,800 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and 2,952,209 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock. The documentation governing the terms of the Series H Preferred Stock contains provisions prohibiting any conversion of the Series H Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.
(5)	Consists of 847,647 shares of common stock, 408,600 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and 9,568,319 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock. The documentation governing the terms of the Series H Preferred Stock contains provisions prohibiting any conversion of the Series H Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.
(6)	Consists of 13,576 shares of common stock and warrants to purchase 8,106 shares of common stock.
(7)	Consists of 1,379,400 shares of common stock, warrants to purchase 4,827,921 shares and options to purchase 2,069,109 shares, subject to our reincorporation in Delaware becoming effective.
(8)	Consists of 815,675 shares of common stock and 7,907,702 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(9)	Consists of 3,031,286 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(10)	Consists of 2,635,901 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.

(11)	Consists of 2,635,901 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(12)	Consists of 2,530,465 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(13)	Consists of 658,975 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(14)	Consists of 658,975 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(15)	Consists of 448,103 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(16)	Consists of 434,924 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(17)	Consists of 434,924 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(18)	Consists of 329,488 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(19)	Consists of 33,333 shares of common stock, 142,000 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and options to purchase 118,612 shares of common stock.
(20)	Consists of 13,200 shares of common stock, 86,800 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and options to purchase 67,776 shares of common stock.
(21)	Consists of 6,800 shares of common stock, 43,200 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and options to purchase 33,888 shares of common stock.
(22)	Consists of 13,500 shares of common stock, 111,500 shares of common stock that may be acquired upon the conversion of outstanding Series H Preferred Stock and options to purchase 84,724 shares of common stock.
(23)	Consists of 263,590 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(24)	Consists of 263,590 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(25)	Consists of 197,693 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of outstanding Series J Preferred Stock.
(26)	Consists of options to purchase 180,622 shares, subject to our reincorporation in Delaware becoming effective. Additionally, Mr. Comer is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the securities held by Ocean Park Advisors, LLC.
(27)	Consists of options to purchase 86,698 shares. Additionally, Mr. Chuk is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the securities held by Ocean Park Advisors, LLC.
(28)	Consists of 6,978,630 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of Series K Preferred Stock.

(29)	Consists of 4,131,370 shares of common stock that after our reincorporation in Delaware becoming effective may be acquired upon the conversion of Series K Preferred Stock.
(30)	Consists of options to purchase 384,604 common shares.
(31)	Consists of options to purchase 384,604 common shares.
(32)	Includes shares beneficially owned by Darrell Dubroc, Tim Collins, Bruce Comer, Heng Chuk, Paul Galleberg and Jeff Lawton, and including with respect to Messrs. Comer and Chuk, shares beneficially owned by Ocean Park Advisors.

Executive Compensation

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of November 8, 2006, including the 2006 Plan. The material terms of these plans and arrangements are described in our Quarterly Report on Form 10-QSB, dated August 14, 2006.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	Total of shares reflected in columns (a) and (c)
	(a)	(b)	(c)	(d)
Equity compensation plans approved by stockholders	-0-	N/A	-0-	-0-
Equity compensation plans subject to stockholder approval (1)	3,127,312	$0.7233	3,465,443	6,592,755

Total	3,127,312		3,465,443	6,592,755

(1)	The holders of our Series J and Series K Convertible Preferred Stock and Ocean Park Advisors, LLC collectively beneficially own securities with the voting power equivalent to that of 52 million common shares (or approximately 99% of the voting power of our capital stock), and have agreed to vote their shares in favor of approving our 2006 Incentive Compensation Plan and the First Amendment to the Company’s 2006 Incentive Compensation Plan.

Executive Compensation

The following table sets forth the compensation for each of the fiscal years in the three-year period ended December 31, 2005 of our chief executive officer and our four most highly compensated executive officers other than our chief executive officer (each, a “named executive officer”) at November 8, 2006.

Summary Compensation Table

Name and Principal Position	Year				Long-Term Compensation			All Other Compensation ($)
		Annual Compensation			Awards		Payouts
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)
W. Bruce Comer III (1) Chief Executive Officer	2005 2004 2003	— — —	— — —	— — —	— — —	— — —	— — —	— — —

Darrell Dubroc (2) President and Chief Operating Officer	2005 2004 2003	— — —	— — —	— — —	— — —	— — —	— — —	— — —

Tim Collins (3) Executive Vice President of Business Development	2005 2004 2003	— — —	— — —	— — —	— — —	— — —	— — —	— — —

Heng Chuk (4) Chief Financial Officer & Secretary	2005 2004 2003	— — —	— — —	— — —	— — —	— — —	— — —	— — —

David B. Kaysen (5) Chief Executive Officer	2005 2004 2003	$165,865 385,636 347,091	— — —	— — —	— — 500,000	— — —	— — —	— — —

Steven G. Emery (6) Senior Vice President of Worldwide Marketing and Business Development	2005 2004 2003	$41,827 187,903 178,197	— — —	— — —	— — —	— — —	— — —	— — —

W. Glen Winchell (7) Senior Vice President & Chief Financial Officer	2005 2004 2003	$121,154 215,625 80,769	— — —	— — —	— — 200,000	— — —	— — —	39,500 — —	(8)

(1)	Mr. Comer became our Chief Executive Officer in December 2005 and received no compensation from the Company during fiscal 2005.
(2)	Mr. Dubroc became our President and Chief Operating Officer in September 2006 and received no compensation from the Company during fiscal 2005.
(3)	Mr. Collins became our Executive Vice President of Business Development in September 2006 and received no compensation from the Company during fiscal 2005.
(4)	Mr. Chuk became our Chief Financial Officer and Secretary in December 2005 and received no compensation from the Company during fiscal 2005.
(5)	Mr. Kaysen terminated his employment with us on June 17, 2005.
(6)	Mr. Emery terminated his employment with us on March 31, 2005.

(7)	Mr. Winchell joined as Senior Vice President and Chief Financial Officer effective August 4, 2003 and terminated his employment with us on December 2, 2005.
(8)	Mr. Winchell was paid a settlement of $39,500 in exchange for a release of the Company of any claims, known or unknown, as of November 30, 2005.

Stock Options

There were no option grants during the year ended December 31, 2005 to the named executive officers named in the “Summary Compensation Table” above. The following table summarizes the value of all options held at December 31, 2005 by the named executive officers named in the “Summary Compensation Table” above:

Option Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
W. Bruce Comer III (1)	—	—	—	—	—
Darrell Dubroc (2)	—	—	—	—	—
Tim Collins (3)	—	—	—	—	—
Heng Chuk (4)	—	—	—	—	—
David B. Kaysen (5)	—	—	—	—	—
Steven G. Emery (6)	—	—	—	—	—
W. Glen Winchell (7)	—	—	—	—	—

(1)	Mr. Comer became our Chief Executive Officer in December 2005.
(2)	Mr. Dubroc became our President and Chief Operating Officer in September 2006.
(3)	Mr. Collins became our Executive Vice President of Business Development in September 2006.
(4)	Mr. Chuk became our Chief Financial Officer and Secretary in December 2005.
(5)	Mr. Kaysen terminated his employment with us on June 17, 2005.
(6)	Mr. Emery terminated his employment with us on March 31, 2005.
(7)	Mr. Winchell joined as Senior Vice President and Chief Financial Officer effective August 4, 2003 and terminated his employment with us on December 2, 2005.

The following table sets forth information concerning the aggregate number of options exercised by and year-end option values for each of the named executive officers during 2005:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End(#)	Value of Unexercised In-the-Money Options at FY-End($)
Name	Shares Acquired On Exercise(#)	Value Realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
W. Bruce Comer III (1)	—	—	—	—
Darrell Dubroc (2)	—	—	—	—
Tim Collins (3)	—	—	—	—
Heng Chuk (4)	—	—	—	—
David B. Kaysen (5)	—	—	—	—
Steven G. Emery (6)	—	—	—	—
W. Glen Winchell (7)	—	—	—	—

(1)	Mr. Comer became our Chief Executive Officer in December 2005 and exercised no options during fiscal 2005.
(2)	Mr. Dubroc became our President and Chief Operating Officer in September 2006.
(3)	Mr. Collins became our Executive Vice President of Business Development in September 2006.
(4)	Mr. Chuk became our Chief Financial Officer and Secretary in December 2005 and exercised no options during fiscal 2005.
(5)	Mr. Kaysen terminated his employment with us on June 17, 2005.
(6)	Mr. Emery terminated his employment with us on March 31, 2005.
(7)	Mr. Winchell joined as Senior Vice President and Chief Financial Officer effective August 4, 2003 and terminated his employment with us on December 2, 2005.

Compensation of Directors

We recently adopted a plan pursuant to which each of our independent directors (excluding any director who is appointed by a class or series of preferred stock of the Company pursuant to the Certificate of Designations establishing such class or series) is entitled to receive compensation of $16,000 per year, paid quarterly in equal $4,000 payments on October 1, January 1, March 1 and July 1 of each year, and a one-time grant of options to purchase an aggregate of 0.5% of the fully-diluted common stock, in consideration for their services as directors, at an exercise price equal to the fair market value per share and vest quarterly over the period of one year. Our two independent directors, Paul Galleberg and Jeffrey Lawton, were each issued options to acquire 348,480 shares of our common stock in consideration for their services as directors with an exercise price of $0.7587 per share, and received $4,000 of the $16,000 compensation on October 1, 2006. During 2005, no director received any compensation for serving on our Board. During 2006, our independent directors received $500 for each Board of Directors meeting attended. Accordingly, Mr. Galleberg and Mr. Lawton have each received $2,500 in 2006 for their attendance at five meetings.

On August 11, 2006, the Company’s Board of Directors, acting as the Committee administering the 2006 Plan, approved stock option awards to Mr. Galleberg and Mr. Lawton to each purchase 36,124 shares of common stock, at an exercise price of $0.421 per share and vesting fully on September 13 and November 4, 2006, respectively (such dates being six months after the appointment of each director).

Employment Agreements

On September 20, 2006, we entered into an employment agreement with Mr. Dubroc as our President and Chief Operating Officer. The employment agreement provides for an initial term of three years, which is automatically renewed for successive one-year terms thereafter on the same terms and conditions unless either party provides the other party with notice that it has elected not to renew the employment agreement. Mr. Dubroc is entitled to receive an annual salary of $250,000, a bonus of $540,598 that was paid upon the closing of the Acquisition, incentive compensation of up to $1,081,196 based on the Company achieving certain milestones, and an annual performance bonus to be determined by our Board of Directors.

On September 20, 2006, we entered into an employment agreement with Mr. Collins as our Executive Vice President of Business Development. The employment agreement provides for an initial term of three years, which is automatically renewed for successive one-year terms thereafter on the same terms and conditions unless either party provides the other party with notice that it has elected not to renew the employment agreement. Mr. Collins is entitled to receive an annual salary of $175,000, a bonus of $174,378 that was paid upon the closing of the Acquisition, incentive compensation of up to $348,756 based on the Company achieving certain milestones, and an annual performance bonus to be determined by our Board of Directors.

On September 20, 2006, we entered into a management services agreement with Ocean Park Advisors, LLC, pursuant to which certain of Ocean Park’s professionals (including but not limited to Messrs. Comer and Chuk) and consultants will provide general and administrative services to the Company. Such professionals will be involved in the Company’s strategic planning, management of operations, finance and accounting functions, as well as business development. The Company and Ocean Park have agreed that Mr. Comer and Mr. Chuk shall continue to serve as our Chief Executive Officer and Chief Financial Officer, respectively, and that Ocean Park Advisors shall have the right to appoint two directors to our Board. The management services agreement provides for an initial term of one year. Ocean Park Advisors will be entitled to receive a fee of $75,000 per month, a bonus of $400,000 contingent upon the performance of certain milestones, as well as an issuance of stocks options that vest subject to shareholder approval and upon certain stock price targets.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

Market for our Common Stock

Our common stock is traded in the over-the-counter market and has been quoted on the Over-the-Counter Bulletin Board since July 2, 2003. There is a very limited public market for our common stock. As of November 8, 2006, there were 3,509,458 such common shares issued and outstanding.

The following table sets forth, for the periods indicated, the high and low quarterly closing prices for our common stock as quoted on the Over-the-Counter Bulletin Board.

Quarter Ended	High Bid	Low Bid
March 31, 2004	$50.00	$25.00
June 30, 2004	28.00	9.00
September 30, 2004	27.00	10.00
December 31, 2004	16.00	2.20
March 31, 2005	4.30	3.10
June 30, 2005	3.20	1.60
September 30, 2005	2.00	0.80
December 31, 2005	12.00	1.00
March 31, 2006	18.00	5.00
June 30, 2006	14.00	7.00
September 30, 2006	6.00	3.00

The bid prices in the table above are based solely on historical data and are not intended to forecast the possible future performance of our common stock.

At November 8, 2006, there were approximately 351 holders of record of our common stock.

No dividends have been paid on our common stock and we do not anticipate paying dividends in the foreseeable future.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer and principal financial officer. This code of ethics has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The code of ethics can be obtained without charge by contacting us at (310) 670-2093.

Legal Proceedings

Neither the Company nor Vanguard are currently party to any litigation, and are not aware of any threatened litigation that would have a material adverse effect on the business of either company.

Indemnification

On August 4, 2006, we entered into indemnification agreements with agreements with Heng Chuk, Bruce Comer, Paul Galleberg and Jeff Lawton, who were our directors as of such date (each an “Indemnitee”). The indemnification agreements generally require us to indemnify and hold an Indemnitee harmless to the greatest extent permitted by law for liabilities arising out of the Indemnitee’s service to the Company as an officer or director, except to the extent that such liabilities are attributable to dishonest or fraudulent conduct, to personal gains to which Indemnitee is not entitled, or for which payments by the Company are not permissible under applicable law. The indemnification agreements also provide for the advancement of defense expenses by the Company. The foregoing summary is qualified by reference to the terms and provisions of the indemnification agreements.

Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. We have not limited the statutory indemnification in our Articles of Incorporation or bylaws. Our bylaws provide for indemnification to the fullest extent permitted by Minnesota law.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

If you wish to present a proposal for action at the 2007 annual meeting of stockholders and wish to have it included in the proxy statement and form of proxy that management will prepare, you must notify us no later than May 30, 2007, in the form required under the rules and regulations promulgated by the SEC. Otherwise, your proposal will not be included in management’s proxy materials.

If you wish to present a proposal for action at the 2007 annual meeting of stockholders, even though it will not be included in management’s proxy materials, you must notify us no later than June 29, 2007, and no earlier than May 31, 2007.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be presented at the special meeting of stockholders but, if other matters do properly come before the meeting, such matters will be voted on at the special meeting.

By order of the Board of Directors,

/s/ Heng Chuk
Heng Chuk
Chief Financial Officer & Secretary

Los Angeles, California

November 17, 2006

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of October 18, 2006 by and between Diametrics Medical, Inc., a Minnesota corporation (“DMED”), and Biodiesel Development Corporation, a Delaware corporation (“BDC”).

RECITALS

WHEREAS, DMED is a corporation duly organized and existing under the laws of the State of Minnesota;

WHEREAS, BDC is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, on the date of this Merger Agreement, DMED has authority to issue 10,000,000 shares of Common Stock, par value $1.00 per share (the “DMED Common Stock”), of which 3,509,457 shares are issued and outstanding, and 50,000 shares of Preferred Stock, par value $1.00 per share (the “DMED Preferred Stock”), of which 28,222 shares have been designated as Series H Convertible Preferred Stock (the “DMED Series H Preferred Stock”), of which 27,224 shares are issued and outstanding, 2,850 shares have been designated as Series J Convertible Preferred Stock (the “DMED Series J Preferred Stock”), all of which are issued and outstanding, and 4,300 shares have been designated as Series K Convertible Preferred Stock (the “DMED Series K Preferred Stock”) all of which are issued and outstanding;

WHEREAS, on the date of this Merger Agreement, BDC has authority to issue 200,000,000 shares of Common Stock, par value $0.01 per share (the “BDC Common Stock”), of which 1 share is issued to DMED and outstanding, and 50,000,000 shares of Preferred Stock, par value $0.01 per share (the “BDC Preferred Stock”), of which 28,500,000 shares have been designated as Series A Convertible Preferred Stock (the “BDC Series A Preferred Stock”), none which shares are issued and outstanding, and 27,224 shares have been designated as Series B Convertible Preferred Stock (the “BDC Series B Preferred Stock”), none of which shares are issued and outstanding;

WHEREAS, the respective Boards of Directors for DMED and BDC have determined that, for the purpose of effecting the reincorporation of DMED in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that DMED merge with and into BDC upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of DMED and BDC have adopted and approved this Merger Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, DMED and BDC hereby agree to merge as follows:

1. Merger. DMED shall be merged with and into BDC, and BDC shall survive the merger (“Merger”), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the “Effective Date”).

2. Governing Documents. The Certificate of Incorporation of BDC shall continue to be the Certificate of Incorporation of BDC as the surviving Corporation. Article I of the Certificate of Incorporation of BDC shall be amended to read as follows:

“The name of the Corporation is Allegro Biodiesel Corporation.”

The Bylaws of BDC, in effect on the Effective Date, shall continue to be the Bylaws of BDC as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Directors and Officers. The directors and officers of DMED shall become the directors and officers of BDC upon the Effective Date and any committee of the Board of Directors of DMED shall become the members of such committees for BDC.

4. Succession. On the Effective Date, BDC shall succeed to DMED in the manner of and as more fully set forth in Section 252 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by BDC or by its successors and assigns, there shall be executed and delivered on behalf of DMED such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in BDC the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of DMED, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of BDC are fully authorized in the name and on behalf of DMED or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Stock of DMED.

a. DMED Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of DMED Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of BDC Common Stock.

b. DMED Series H Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of DMED Series H Preferred Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of BDC Series B Preferred Stock.

c. DMED Series J Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of DMED Series J Preferred Stock outstanding immediately prior thereto shall be changed and

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converted into ten thousand (10,000) fully paid and nonassessable shares of BDC Series A Preferred Stock.

d. DMED Series K Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of DMED Series K Preferred Stock outstanding immediately prior thereto shall be changed and converted into two thousand five hundred eighty-three and seven thousand two hundred and nine ten thousands (2,583.7209) shares of fully paid and nonassessable shares of BDC Common Stock.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of DMED stock shall be deemed for all purposes to evidence ownership of and to represent the shares of BDC stock into which the shares of DMED stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of BDC or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to BDC or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of BDC stock evidenced by such outstanding certificate as above provided.

8. Outstanding Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of DMED stock, including those options granted under the DMED 2006 Incentive Compensation Plan, as amended (the “Plan”), shall be converted into and become an option, warrant, or right to purchase the same number of shares of BDC stock, at a price per share equal to the exercise price of the option, warrant or right to purchase DMED stock and upon the same terms and subject to the same conditions as set forth in the Plan and other agreements entered into by DMED pertaining to such options, warrants, or rights. A number of shares of BDC stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of DMED stock so reserved as of the Effective Date. As of the Effective Date, BDC shall assume all obligations of DMED under agreements pertaining to such options, warrants, and rights, including the Plan, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

9. Other Employee Benefit Plans. As of the Effective Date, BDC hereby assumes all obligations of DMED under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

10. Outstanding Common Stock of BDC. Forthwith upon the Effective Date, the one (1) share of BDC Common Stock presently issued and outstanding in the name of DMED shall be canceled and retired and resume the status of an authorized and unissued share of BDC Common Stock, and no shares of BDC Common Stock or other securities of BDC shall be issued in respect thereof.

11. Amendment. At any time before or after approval and adoption by the stockholders of DMED, this Merger Agreement maybe amended in any manner as may be determined in the judgment of the respective Boards of Directors of BDC and DMED, to the

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extent legally permitted, to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

12. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger maybe abandoned by the Board of Directors of either DMED or BDC or both, notwithstanding approval of this Merger Agreement by the sole stockholder of BDC and the stockholders of DMED.

13. Counterpart. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of DMED and BDC, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

BIODIESEL DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ Heng Chuk
Name:	Heng Chuk
Title:	Chief Financial Officer

DIAMETRICS MEDICAL, INC., a Minnesota corporation

By:	/s/ W. Bruce Comer III
Name:	W. Bruce Comer III
Title:	Chief Executive Officer

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Appendix B

CERTIFICATE OF INCORPORATION

of

BIODIESEL DEVELOPMENT CORPORATION

ARTICLE I

The name of the Corporation is Biodiesel Development Corporation.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, City of Dover, County of Kent, 19901. The name of the Corporation’s registered agent at such address is National Corporate Research, Ltd.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares, of which One Hundred Fifty Million (150,000,000) shares, par value $0.01 per share, shall be common stock (the “Common Stock”) and of which Fifty Million (50,000,000) shares, par value $0.01 per share, shall be preferred stock (the “Preferred Stock”).

Authority is hereby granted to and vested in the Board of Directors of the Corporation to issue Preferred Stock in one or more series and in connection therewith to fix by resolutions providing for the issuance of such series the number of shares to be included in each such series, and the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, to the full extent now and hereafter permitted by the laws of the State of Delaware. Without limiting the generality of the grant of authority contained in the preceding sentence, the Board of Directors is authorized to determine any or all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

1. The number of shares of such series (which may subsequently be increased, except as otherwise provided by the resolutions of the Board of Directors providing for the issue of such series, or decreased to a number not less than the number of shares then outstanding) and the distinctive designation thereof;

2. The dividend rights, if any, of such series, the dividend preferences, if any, as between such series and any other class or series of stock, whether and the extent to which shares of such series shall be entitled to participate in dividends with shares of any other series or class of stock, whether and the extent to which dividends on such series shall be cumulative, and any limitations, restrictions or conditions on the payment of such dividends;

3. The time or times during which, the price or prices at which, and any other terms or conditions on which the shares of such series may be redeemed, if redeemable;

4. The rights of such series, and the preferences, if any, as between such series and any other class or series of stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and whether and the extent to which shares of any such series shall be entitled to participate in such event with any other class or series of stock;

5. The voting powers, if any, in addition to the voting powers prescribed by law of shares of such series and, to the extent not prohibited by applicable law, voting powers which may exceed one vote per share, and the terms of exercise of such voting powers;

6. Whether shares of such series shall be convertible into or exchangeable for shares of any other series or class of stock, or any other securities, and the terms and conditions, if any, applicable to such rights; and

7. The terms and conditions, if any, of any purchase, retirement or sinking fund which may be provided for the shares of such series.

ARTICLE V

The name and mailing address of the incorporator are Stephen D. Blevit, Esq., Sidley Austin LLP, 555 West Fifth Street, 40th Floor, Los Angeles, California 90013.

ARTICLE VI

Subject to the rights of the holders of the Preferred Stock or any series thereof to elect additional directors under specific circumstances, the number of directors which shall constitute the whole Board of Directors of the Corporation shall be the number from time to time fixed by the Board of Directors. A decrease in the number of directors shall not affect the term of office of any director then in office.

Subject to the rights of the holders of the Preferred Stock or any series thereof to fill any newly-created directorships or vacancies, any vacancy on the Board of Directors that results from an increase in the number of directors, or for any other reason, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, but only for cause and only by the affirmative vote of at least a majority of the then outstanding shares entitled to vote for the election of such director.

Unless the Corporation’s Bylaws specify otherwise, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The directors, other than those who may be elected by the holders of any series of Preferred Stock under specific circumstances, shall be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. The initial term of office of the Class I directors shall expire at the 2007 annual meeting of stockholders, the initial term of office of the Class II directors shall expire at the 2008 annual meeting of stockholders and the initial term of office of the Class III directors shall expire at the 2009 annual meeting of stockholders. Members of each class shall hold office until their successors shall have been duly elected and qualified.

At each annual meeting of stockholders, beginning with the 2007 annual meeting of stockholders, the successors of the class of directors whose terms are expiring shall be elected for

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a term expiring at the third succeeding annual meeting of stockholders or thereafter in each case until their respective successors are duly elected and qualified, subject to death, resignation, retirement or removal from office.

Any new positions created as a result of the increase in the number of directors shall be allocated to make the classes of directors as nearly equal as possible.

Any director elected to fill a term resulting from an increase in the number of directors shall have the same term as the other members of such director’s class. A director elected to fill any other vacancy shall have the same remaining term as that of such director’s predecessor.

Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Designations applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VII unless expressly provided by such terms.

ARTICLE VIII

The Board of Directors shall have such powers as are permitted by the General Corporation Law of the State of Delaware, including, without limitation, without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation; to fix and vary the amount to be reserved as working capital; to authorize and cause to be executed mortgages and liens upon all the property of the Corporation or any part thereof; to determine the use and disposition of any surplus or net profits over and above the capital stock paid in; and to fix the times for the declaration and payment of dividends.

ARTICLE IX

Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock (as defined below), voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, the Bylaws of the Corporation or Articles VI, VII and XIII of this Certificate of Incorporation. For the purposes of this Certificate of Incorporation, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

ARTICLE X

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. No amendment to or repeal of this Article X shall have the effect of increasing the liability or alleged liability of any director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

ARTICLE XI

The Corporation shall indemnify and advance expenses to each person who serves as an officer or director of the Corporation or a subsidiary of the Corporation and each person who serves or may have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise from any liability incurred as a result of such service to the fullest extent permitted by the General

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Corporation Law of the State of Delaware as it may from time to time be amended, except with respect to an action commenced by such director or officer against the Corporation or by such director or officer as a derivative action by or in the right of the Corporation.

Each person who is or was an employee or agent of the Corporation and each officer or director who commences any action against the Corporation or a derivative action by or in the right of the Corporation may be similarly indemnified and receive an advance of expenses at the discretion of the Board of Directors.

The indemnification and advancement of expenses provided by, or granted pursuant to, the Certificate of Incorporation shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Certificate of Incorporation or Delaware law.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Certificate of Incorporation shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE XII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. No amendment to this Certificate of Incorporation or repeal of any article of this Certificate of Incorporation shall increase the liability or alleged liability or reduce or limit the right to indemnification of any directors, officers, employees or agents of the Corporation for acts or omissions of such person occurring prior to such amendment or repeal.

THE UNDERSIGNED, being the Incorporator named above, executed this Certificate on September 18, 2006.

/s/ Stephen D. Blevit, Esq.
Stephen D. Blevit, Esq., Incorporator

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Appendix C

CERTIFICATE OF DESIGNATIONS

OF THE SERIES A CONVERTIBLE PREFERRED STOCK

OF

BIODIESEL DEVELOPMENT CORPORATION

a Delaware corporation

The undersigned, W. Bruce Comer III, does hereby certify that:

(i) He is the duly elected and acting Chief Executive Officer of Biodiesel Development Corporation, a Delaware corporation (the “Corporation”).

(ii) Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Corporation’s Certificate of Incorporation (the “Certificate”), the Board on September 20, 2006, adopted the following resolutions creating a series of Preferred Stock as follows:

WHEREAS, the Certificate provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

WHEREAS, the Board is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of any of them.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby fixes and determines the designations of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, a new series of Preferred Stock as follows:

(a) Designation. The series of Preferred Stock is hereby designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

(b) Authorized Shares. The number of authorized shares constituting the Series A Preferred Stock shall be 28,500,000 shares of such series.

(c) Dividends. The Corporation shall pay on each outstanding share of Series A Preferred Stock (as adjusted for stock splits, combinations, reorganizations and the like) out of funds legally available therefor a cumulative dividend (the “Dividend”), at an annual rate equal to the product of (i) $1.00 per share (the “Series A Purchase Price”), by (ii) eight percent (8%). The Corporation shall pay the Dividend in cash or in additional shares of Series A Preferred Stock at the option of the Corporation. If the Corporation elects to pay such dividend in additional shares of Series A Preferred Stock, the value of each such share paid as a dividend shall be deemed to be the Conversion Price then in effect. Such Dividends shall commence to accrue on the shares of Series A Preferred Stock and be cumulative from and after the original date of issuance of the Series A Preferred Stock (the “Original Issuance Date”), and will accrue until paid whether or not the Board of Directors declares dividends. Such Dividends shall be paid pro rata among the holders of the Series A Preferred Stock. The Dividend shall be payable quarterly in arrears on the last day of each quarter to the holders of record as of the first (1st) day of such quarter based upon the number of days during such quarter that the Series A Preferred Stock remained outstanding. The Dividend shall be calculated on the basis of a 360-day year.

No dividends other than those payable solely in Common Stock shall be paid on any Common Stock unless and until (i) the aforementioned dividend is paid on each outstanding share of Series A Preferred Stock, and (ii) a dividend is paid with respect to all outstanding shares of Series A Preferred Stock in an amount equal to or greater that the aggregate amount of dividends which would be payable on each share of Series A Preferred Stock if, immediately prior to such dividend payment on Common Stock, it had been converted into Common Stock. The Corporation shall make no Distribution (as defined below) to the holders of shares of Common Stock except in accordance with this Section (c). “Distribution” means the transfer of cash or property without consideration, whether by way of dividend or otherwise, or the purchase of shares of the Corporation (other than in connection with the repurchase of shares of Common Stock issued to or held by employees, consultants, officers and directors at a price not greater than the amount paid by such persons for such shares upon termination of their employment or services pursuant to agreements providing for the right of said repurchase) for cash or property.

(d) Liquidation Preference.

(i) Preference upon Liquidation, Dissolution or Winding Up. In the event of any dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of each outstanding share of Series A Preferred Stock shall be entitled to be paid, on a pro rata basis, first out of the assets of the Corporation available for distribution to shareholders, whether such assets are capital, surplus or earnings, an amount equal to the greater of (A) an amount equal to the Series A Purchase Price per share of Series A Preferred Stock held (as adjusted for any stock splits, stock dividends or recapitalizations of the Series A Preferred Stock) and any declared but unpaid dividends on such share, and (B) the amount such holders would be entitled to receive had such holders converted such shares of Series A Preferred Stock into shares of Common Stock in accordance with paragraph (f) hereof immediately prior to such distribution (but disregarding for the purposes of the calculation of the number of shares of Common Stock into which such Series A Preferred Stock would be convertible the limitation set forth in paragraph (f)(i) hereof or any other limitation upon the number of shares of Common Stock which provides that a holder thereof may not beneficially own more than 9.99% of the Corporation’s then outstanding Common Stock), before any payment shall be made to the holders of the Common Stock, or any other series of Preferred Stock of the Corporation (other than the Series B Convertible Preferred Stock of the Corporation), whether issued prior to or subsequent to the Original Issuance Date, with regard to any distribution of assets upon liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets to be distributed to the holders of the Series A Preferred Stock shall be insufficient to permit payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to shareholders shall be distributed to the holders of Series A Preferred Stock, on a pro rata basis. Each holder of the Series A Preferred Stock shall be entitled to receive that portion of the assets available for distribution as the number of outstanding shares of Series A Preferred Stock held by such holder bears to the total number of shares of Series A Preferred Stock then outstanding. Such payment shall constitute payment in full to the holders of the Series A Preferred Stock upon the liquidation, dissolution or winding up of the Corporation. After such payment shall have been made in full, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of the holders of Series A Preferred Stock, so as to be

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available for such payment, such holders of Series A Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation.

(ii) Consolidation, Merger and Other Corporate Events. A (x) consolidation or merger of the Corporation (except into or with a subsidiary corporation or effected exclusively for the purpose of changing the domicile of the Corporation) or any reclassification of the stock of the Corporation (other than a change in par value or from no par to par, or from par to no par or as the result of an event described in subsections (iv) through (vii) of paragraph (f)), unless the Corporation’s stockholders of record as constituted immediately prior to such transaction will, immediately after such transaction (by virtue of securities issued as consideration in respect of such transaction or otherwise), hold a majority of the voting power of the surviving or acquiring entity, or (y) a sale, lease, mortgage, pledge, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (d) (a “Liquidation Event”). The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock). In no event shall the issuance in and of itself of any new classes of stock, whether senior, junior or on a parity with the Series A Preferred Stock, be deemed a “reclassification” under the terms hereof.

(iii) Distribution of Cash and Other Assets. In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of the Series A Preferred Stock, the holders of the Series A Preferred Stock shall be entitled to a distribution of cash and/or assets equal to the value of the liquidation preference stated in subsection (i) of this paragraph (d), which valuation shall be made solely by the Board of Directors, and provided that such Board of Directors was acting in good faith, shall be conclusive.

(iv) Distribution to Junior Security Holders. After the payment or distribution to the holders of the Series A Preferred Stock of the full preferential amounts aforesaid, the holders of the Common Stock then outstanding, or any other stock of the Corporation ranking as to assets upon liquidation, dissolution or winding up of the Corporation junior to the Series A Preferred Stock, shall be entitled to receive ratably all of the remaining assets of the Corporation.

(v) Preference; Priority. References to a stock that is “senior” to, on a “parity” with or “junior” to other stock as to liquidation shall refer, respectively, to rights of priority of one series or class of stock over another in the distribution of assets on any liquidation, dissolution or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Common Stock of the Corporation, all other series of Preferred Stock of the Corporation and any other capital stock of the Corporation now or hereafter authorized, except the Series B Convertible Preferred Stock of the Corporation or as may be otherwise agreed in writing by holders of a majority of the then outstanding shares of Series A Preferred Stock.

(e) Voting Rights. (i) Except as otherwise expressly provided herein or by law, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting

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rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

(ii) The Corporation shall not, without first obtaining the approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock:

(A) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock;

(b) issue any additional shares of the Series B Preferred Stock of the Corporation;

(B) issue any additional shares of the Series A Preferred Stock (other than in accordance with this Certificate of Designation) to any Person other than the purchasers on the Original Issuance Date;

(C) authorize, create or sell any equity securities of the Corporation or securities convertible into equity of the Corporation which are senior to or on parity with the Series A Preferred Stock as to voting, dividend, liquidation or redemption rights; or

(D) take or permit any action to be taken which allows any subsidiary of the Corporation to take any of the actions enumerated in this Section (e)(ii).

(iii) So long as the holders of the Series A Preferred Stock continue to hold at least fifteen (15) percent shares of the Common Stock on an as converted, fully diluted basis (appropriately adjusted for stock splits, stock dividends, stock combinations, and similar events occurring after the date hereof), the holders of the Series A Preferred Stock, voting separately as a single class, shall be entitled to elect one (1) director to the Board of Directors of the Corporation and to fill any vacancy on the Board of Directors created by the absence of such director.

(f) Conversion Rights. The holders of Series A Preferred Stock will have the following conversion rights:

(i) Right to Convert. Subject to and in compliance with the provisions of this paragraph (f), any issued and outstanding shares of Series A Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully paid and nonassessable shares of Common Stock at the conversion rate in effect at the time of conversion, determined as provided herein; provided, however, that the right to convert of any holder of Series A Preferred Stock who so elects in writing to the Corporation shall be limited such that such holder of Series A Preferred Stock may at any given time convert only up to that number of shares of Series A

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Preferred Stock so that, upon conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of such holder and all persons affiliated with such holder is not more than 9.99% of the Corporation’s Common Stock then outstanding.

(ii) Mandatory Conversion. Provided that (a) there is an effective Registration Statement on Form SB-2 or S-3 (the “Registration Statement”) on file with the Securities and Exchange Commission (the “SEC”) registering the maximum number of shares of Common Stock to be issued upon conversion of the Series A Preferred Stock and (b) the closing price of the Common Stock for the twenty (20) preceding trading days is equal to or greater than two times the Conversion Price, then the Corporation, at its option, may require any holder of Series A Preferred Stock to convert all, or a portion, of the then outstanding Series A Preferred Stock by delivery of written notice. The conversion shall be made within five (5) trading days after receipt of the notice. Notwithstanding the foregoing, any conversion by a holder of Series A Preferred Stock into Common Stock shall be limited, for each and any holder who so elects in writing to the Corporation, such that the beneficial ownership of such holder and its affiliates of Common Stock acquired from the Corporation (excluding shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of warrants which have not yet been converted or exercised) shall in the aggregate not exceed 9.99% of the total Common Stock then outstanding. In the event that the Corporation provides notice of the mandatory conversion of the then outstanding Series A Preferred Stock which is limited by the immediately preceding sentence, the provisions of Section (c) hereof with respect to dividends, Section (d) hereof with respect to liquidation preference of the Series A Preferred Stock, Section (e)(ii) hereof with respect to voting rights, Sections (f)(ix) and (f)(x) hereof with respect to adjustments to the Conversion Price and Section (h) hereof with respect to Events of Default, shall each expire as of the effectiveness of such mandatory conversion.

(iii) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder of Series A Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled, which such certificate or certificates shall bear such legends as are usual and customary to indicate any restrictions on transfer thereof, if applicable. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(iv) Conversion Price. The number of shares into which one share of Series A Preferred Stock shall be convertible shall be determined by dividing the Series A Purchase Price by the then existing Conversion Price (as set forth below), which shall be subject to adjustment from time to time in certain instances, as provided below in this paragraph (f). The “Conversion Price” per share for the Series A Preferred Stock shall be equal to $0.758754 per share. If an

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Event of Default (as defined in Section (h) hereof) occurs, the Conversion Price shall be reduced as set forth in Section (h) hereof.

(v) Adjustment for Stock Splits and Combinations. If at any time, or from time to time after the Original Issuance Date, the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. If at any time, or from time to time after the Original Issuance Date, the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

(vi) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issuance Date, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for such Series A Preferred Stock then in effect by a fraction:

(A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter, the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph (f)(v) as of the time of actual payment of such dividends or distributions.

(vii) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of such Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and

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including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph (f) with respect to the rights of the holders of the Series A Preferred Stock.

(viii) Adjustment for Reclassification Exchange or Substitution. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph (f)), then and in each such event the Holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(ix) Adjustment for Issuances of Additional Stock. In the event the Corporation at any time, or from time to time after the Original Issuance Date, shall issue or sell any shares of Common Stock (including shares of Common Stock deemed to have been issued pursuant to Section (f)(x) below) after the Original Issuance Date (the “Additional Stock”), then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance by multiplying the Conversion Price for such Series A Preferred Stock then in effect by a fraction:

(A) the numerator of which shall be the sum of (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus (ii) all shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to the issuance of such Additional Stock, without giving effect to any adjustments to the conversion price of any such series of Preferred Stock as a result of the issuance of such Additional Stock (including shares of Common Stock deemed issued pursuant to Section (f)(x) below) (the sum of the amounts in clauses (i) and (ii) of this paragraph being the “Outstanding Common”) plus (iii) the number of shares of Common Stock given by the quotient of (x) the aggregate consideration received by the Corporation for such Additional Stock divided by (y) the Conversion Price in effect immediately prior to the adjustment contemplated hereby, and

(B) the denominator of which shall be the total number of shares of Outstanding Common plus the number of shares of such Additional Stock;

No adjustment to the Conversion Price shall be made pursuant to this Section (f)(ix) on account of any issuance of Additional Stock unless the consideration per share of Additional Stock issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to such issue.

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The term “Additional Stock” shall not include the following issuances of shares of Common Stock (including shares of Common Stock deemed to have been issued pursuant to Section (f)(x) below):

i.	to employees, directors, consultants and other service providers for the purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Board of Directors and, where required the shareholders of the Corporation, including, without limitation, the Corporation’s 2006 Incentive Compensation Plan, provided that the total number of such shares so issuable does not exceed 6,592,755;

ii.	issuable upon the conversion or exercise of convertible or exercisable securities outstanding on September 20, 2006;

iii.	issuable upon exercise of the warrant to be issued to M.A.G. Capital, LLC (“MAG”) in consideration for the assignment by MAG to the Corporation of certain acquisition rights, as contemplated by that certain Subscription Agreement, dated September 20, 2006;

iv.	issuable upon exercise of the options granted pursuant to the 2006 Incentive Compensation Plan on or prior to September 20, 2006;

v.	issued upon conversion of the warrants granted to Ocean Park Advisors, LLC on or prior to the date hereof;

vi.	issuable pursuant to any equipment leasing arrangement or debt financing from a bank or similar institution approved by the Board of Directors; provided such financing is for non-equity financing purposes and does not exceed five percent (5%) of the then Outstanding Common; and

vii.	issued or deemed issued pursuant to Section f(x) below as a result of a decrease in the Conversion Price from the operation of this Section f(ix).

(x) Deemed Issuances of Common Stock. In the case of the issuance after the Original Issuance Date of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of Section (f)(ix) and this Section (f)(x):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without

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limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued.

(B) In the event of any change in the number of shares of Common Stock deliverable upon conversion, exchange or exercise of any Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price for the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the conversion, exchange or exercise of such Common Stock Equivalents.

(C) Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Conversion Price for the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(D) The number of shares of Common Stock deemed issued pursuant to Section (f)(x)(A) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section (f)(x)(B) or (f)(x)(C).

(xi) No Increased Conversion Price. Notwithstanding any other provisions of Section (f)(ix) or Section (f)(x), except to the limited extent provided for in Sections (f)(x)(B) and (f)(x)(C), no adjustment of the Conversion Price pursuant to Section (f)(ix) or Section (f)(x) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(xii) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph (f)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (f) with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph (f) (including adjustment of the Conversion Price then in effect and the number of shares

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purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(xiii) No Dilution or Impairment. The Corporation shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, without the approval of a majority of the then outstanding Series A Preferred Stock

(xiv) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Corporation shall compute such adjustment or readjustment in accordance herewith and the Corporation’s Chief Financial Officer shall prepare and sign a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

(xv) Notices of Record Date. In the event of (A) any taking by the Corporation of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (B) any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation or any transfer of all or substantially all of the assets of the Corporation to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least 10 days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (3) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares, of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(xvi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation’s Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

(xvii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the

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conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(xviii) Notices. Any notice required by the provisions of this paragraph (f) to be given to the holders of shares of Series A Preferred Stock shall be deemed given (A) if deposited in the United States mail, postage prepaid, or (B) if given by any other reliable or generally accepted means (including by facsimile or by a nationally recognized overnight courier service), in each case addressed to each holder of record at his address (or facsimile number) appearing on the books of the Corporation.

(xix) Payment of Taxes. The Corporation will pay all transfer taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock.

(g) No Reissuance of Preferred Stock. Any shares of Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be canceled, retired and eliminated from the shares of Series A Preferred Stock that the Corporation shall be authorized to issue. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(h) Events of Default. An Event of Default shall include the commencement by the Corporation of a voluntary case or proceeding under applicable U.S. bankruptcy law or the Corporation’s failure to: (i) file the Registration Statement with the SEC by the later of (x) the date that is ninety (90) days from the Original Issuance Date or (y) the date that is five (5) business days following the date of receipt of the requisite of the approval by the stockholders of the Corporation of the increase in the number of authorized shares of Common Stock as contemplated by that certain Subscription Agreement, dated September 20, 2006 by and between the Corporation and the purchasers named therein; (ii) maintain the listing of the Common Stock on the OTC Bulletin Board, the NASDAQ Stock Market, the American Stock Exchange, or the New York Stock Exchange; or (iii) discharge or stay a bankruptcy proceeding within sixty (60)days of such action being taken against the Corporation. If an Event of Default occurs, the ratio at which the Series A Preferred Stock may be converted into shares of Common Stock shall be reduced to 85% of the Conversion Price. Notwithstanding the foregoing, nothing contained herein shall be deemed to limit the rights and remedies available to holders of the Series A Preferred Stock in the event of an Event of Default.

(i) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless

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remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations on September 20, 2006, and hereby certify under penalties of perjury that this Certificate of Designations is the act and deed of the Corporation, and that the statements therein are true.

/s/ W. Bruce Comer III
W. Bruce Comer III,
Chief Executive Officer

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Appendix D

CERTIFICATE OF DESIGNATIONS

OF THE SERIES B CONVERTIBLE PREFERRED STOCK

OF

BIODIESEL DEVELOPMENT CORPORATION

a Delaware corporation

The undersigned, W. Bruce Comer III, does hereby certify that:

(i) He is the duly elected and acting Chief Executive Officer of Biodiesel Development Corporation, a Delaware corporation (the “Corporation”).

(ii) Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Corporation’s Certificate of Incorporation (the “Certificate”), the Board on September 20, 2006, adopted the following resolutions creating a series of Preferred Stock as follows:

WHEREAS, the Certificate provides for a class of shares known as Preferred Stock, issuable from time to time in one or more series; and

WHEREAS, the Board is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of any of them.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby fixes and determines the designations of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, a new series of Preferred Stock as follows:

(a) Designation. The series of Preferred Stock is hereby designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”).

(b) Authorized Shares. The number of authorized shares constituting the Series B Preferred Stock shall be 27,224 shares of such series.

(c) Dividends. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holder of the Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

(d) Liquidation Preference.

(i) Preference upon Liquidation, Dissolution or Winding Up. In the event of any dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of each outstanding share of Series B Preferred Stock shall be entitled to be paid, on a pro rata basis, first out of the assets of the Corporation available for distribution to shareholders, whether such assets are capital, surplus or earnings, an amount equal to the greater of (A) an amount equal to $100.00 (the “Series B Purchase Price”) per share of Series B Preferred Stock held (as adjusted for any stock splits, stock dividends or recapitalizations of the Series B Preferred Stock)

and any declared but unpaid dividends on such share, and (B) the amount such holders would be entitled to receive had such holders converted such shares of Series B Preferred Stock into shares of Common Stock in accordance with paragraph (f) hereof immediately prior to such distribution, (but disregarding for the purposes of the calculation of the number of shares of Common Stock into which such Series B Preferred Stock would be convertible the limitation set forth in paragraph (f)(i) hereof or any other limitation upon the number of shares of Common Stock which provides that a holder thereof may not beneficially own more than 9.99% of the Corporation’s then outstanding Common Stock), before any payment shall be made to the holders of the Common Stock, or any other stock of the Corporation ranking junior to the Series B Preferred Stock with regard to any distribution of assets upon liquidation, dissolution or winding up of the Corporation. The holders of the Series B Preferred Stock shall be entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution which is not sufficient to pay in full the aggregate of the amounts payable thereon. If, upon any liquidation, dissolution or winding up of the Corporation, the assets to be distributed to the holders of the Series B Preferred Stock shall be insufficient to permit payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to shareholders shall be distributed to the holders of Series B Preferred Stock, on a pro rata basis. Each holder of the Series B Preferred Stock shall be entitled to receive that portion of the assets available for distribution as the number of outstanding shares of Series B Preferred Stock held by such holder bears to the total number of shares of Series B Preferred Stock then outstanding. Such payment shall constitute payment in full to the holders of the Series B Preferred Stock upon the liquidation, dissolution or winding up of the Corporation. After such payment shall have been made in full, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of the holders of Series B Preferred Stock, so as to be available for such payment, such holders of Series B Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation.

(ii) Consolidation, Merger and Other Corporate Events. A consolidation or merger of the Corporation (except into or with a subsidiary corporation) or a sale, lease, mortgage, pledge, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation or any reclassification of the stock of the Corporation (other than a change in par value or from no par to par, or from par to no par or as the result of an event described in subsections (iv) through (vii) of paragraph (f)), shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (d). In no event shall the issuance of new classes of stock, whether senior, junior or on a parity with the Series B Preferred Stock, be deemed a “reclassification” under or otherwise limited by the terms hereof.

(iii) Distribution of Cash and Other Assets. In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to a distribution of cash and/or assets equal to the value of the liquidation preference stated in subsection (i) of this paragraph (d), which valuation shall be made solely by the Board of Directors, and provided that such Board of Directors was acting in good faith, shall be conclusive.

(iv) Distribution to Junior Security Holders. After the payment or distribution to the holders of the Series B Preferred Stock of the full preferential amounts aforesaid, the holders of the Common Stock then outstanding, or any other stock of the Corporation ranking as to assets upon liquidation, dissolution or winding up of the Corporation junior to the Series B Preferred Stock, shall be entitled to receive ratably all of the remaining assets of the Corporation.

(v) Preference; Priority. References to a stock that is “senior” to, on a “parity” with or “junior” to other stock as to liquidation shall refer, respectively, to rights of priority of one series or class of stock over another in the distribution of assets on any liquidation, dissolution or winding up of the Corporation. The Series B Preferred Stock shall be senior to the Common Stock of the Corporation, all other series of Preferred Stock of the Corporation and any other capital stock of the Corporation now or hereafter authorized.

(e) Voting Rights.

(i) Except as provided herein or as otherwise required by law, the holder of shares of Series B Preferred Stock shall not have the right to vote on matters that come before the shareholders.

(ii) The Corporation shall not, without first obtaining the approval of the holders of a majority of the then outstanding shares of Series B Preferred Stock:

(A) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series, by way of merger or otherwise; or

(B) increase or decrease (other than by conversion or in accordance with this Certificate of Designation) the total number of authorized shares of Series B Preferred Stock.

(f) Conversion Rights. The holders of Series B Preferred Stock will have the following conversion rights:

(i) Right to Convert. Subject to and in compliance with the provisions of this paragraph (f), any issued and outstanding shares of Series B Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully paid and nonassessable shares of Common Stock at the conversion rate in effect at the time of conversion, determined as provided herein; provided, that a holder of Series B Preferred Stock may at any given time convert only up to that number of shares of Series B Preferred Stock so that, upon conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of such holder and all persons affiliated with such holder is not more than 9.99% of the Corporation’s Common Stock then outstanding.

(ii) Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series B Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder of Series B Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(iii) Conversion Price. The number of shares into which one share of Series B Preferred Stock shall be convertible shall be determined by dividing the Series B Purchase Price by the then existing Conversion Price (as set forth below), which shall be subject to adjustment from time to time in certain instances, as provided below in this paragraph (f)(iii) (the “Conversion Ratio”). The “Conversion Price” per share for the Series B Preferred Stock shall be equal to $1.00 per share, subject to adjustment as provided herein.

(iv) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time, or from time to time after the effective date of the merger of Diametrics Medical, Inc. with and into the Corporation (the “Original Issuance Date”), effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately prior thereto shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the Original Issuance Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph (f)(iv) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(v) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issuance Date, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for such Series B Preferred Stock then in effect by a fraction:

(A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter, the Conversion Price for the Series B Preferred Stock shall be adjusted pursuant to this paragraph (f)(v) as of the time of actual payment of such dividends or distributions.

(vi) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of such Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph (f) with respect to the rights of the holders of the Series B Preferred Stock.

(vii) Adjustment for Reclassification Exchange or Substitution. If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed at any time, or from time to time after the Original Issuance Date, into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph (f)), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(viii) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time, or from time to time after the Original Issuance Date, there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph (f)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of such Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (f) with respect to the rights of the holders of the Series B Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph (f) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(ix) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock, the Corporation shall compute such adjustment or readjustment in accordance herewith and the Corporation’s Chief Financial Officer shall prepare and sign a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of the Series B Preferred Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

(x) Notices of Record Date. In the event of (A) any taking by the Corporation of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (B) any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation or any transfer of all or substantially all of the assets of the Corporation to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least 10 days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (3) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares, of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(xi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation’s Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

(xii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(xiii) Notices. Any notice required by the provisions of this paragraph (f) to be given to the holders of shares of Series B Preferred Stock shall be deemed given (A) if deposited in the United States mail, postage prepaid, or (B) if given by any other reliable or generally accepted means (including by facsimile or by a nationally recognized overnight courier service), in each case addressed to each holder of record at his address (or facsimile number) appearing on the books of the Corporation.

(xiv) Payment of Taxes. The Corporation will pay all transfer taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock.

(g) No Reissuance of Preferred Stock. Any shares of Series B Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be canceled, retired and eliminated from the shares of Series B Preferred Stock that the Corporation shall be authorized to issue. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(h) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations on September 20, 2006, and hereby certify under penalties of perjury that the Certificate of Designation is the act and deed of the Corporation, and that the statements therein are true.

/s/ W. Bruce Comer III
W. Bruce Comer III,
Chief Executive Officer

Appendix E

BYLAWS

OF

BIODIESEL DEVELOPMENT CORPORATION

- i -

- ii -

BYLAWS

OF

BIODIESEL DEVELOPMENT CORPORATION

ARTICLE I

Stockholders Meetings

Section 1.1 Annual Meetings.

(a) An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but shall be held solely by means of remote communication, subject to such guidelines and procedures as the Board of Directors may adopt, as permitted by applicable law. Subject to paragraph (b) of this Section 1.1, any other proper business may be transacted at an annual meeting.

(b) Only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be: (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or the chairman of the meeting, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof to the Secretary of the Corporation, delivered or mailed to and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the annual meeting was made. Delivery shall be by hand or by certified or registered mail, return receipt requested. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each item of business the stockholder proposes to bring before the meeting: (1) a description of such item and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation’s records, of the stockholder proposing such business, (3) a representation that the stockholder is a holder of record of shares of stock of the Corporation entitled to vote with respect to such business and intends to appear in person or by proxy at the meeting to move the consideration of such business, (4) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder (for purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended), and (5) a description of all arrangements or understandings between such stockholder and any other person or persons

(including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this paragraph (b), and, in such event, the business not properly before the meeting shall not be transacted.

Section 1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board, if any, or pursuant to a resolution approved by a majority of the whole Board of Directors or by a committee of the Board of Directors authorized to call such meetings and by no other person. The Board of Directors may, in its sole discretion, determine that the special meeting shall not be held at any place, but shall be held solely by means of remote communication, subject to such guidelines and procedures as the Board of Directors may adopt, as permitted by applicable law. The business transacted at a special meeting of stockholders shall be limited solely to matters relating to the purpose or purposes stated in the Corporation’s notice of meeting.

Section 1.3 Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4 Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.

Section 1.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even

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though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

Section 1.6 Conduct; Remote Communication. (a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (1) participate in a meeting of stockholders and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 1.7 Voting.

(a) Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

(b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

(c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the Bylaws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

(d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or

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trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

(e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee’s proxy, may represent such shares and vote thereon.

(f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

(g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 1.8 Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder’s authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or

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other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.9 Voting Procedures and Inspectors of Elections.

(a) If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an “Inspector,” and collectively the “Inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

(b) The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

(d) In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such

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proxies, any information referred to in paragraphs (b) and (c) of Section 1.8 of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 1.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors’ belief that such information is accurate and reliable.

Section 1.10 Fixing Date of Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.11 List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote

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communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE II

Board of Directors

Section 2.1 Number. Subject to the rights of the holders of preferred stock of the Corporation or any series thereof to elect additional directors under specific circumstances, the number of directors which shall constitute the whole Board of Directors of the Corporation shall be the number from time to time fixed by the Board of Directors.

Section 2.2 Election; Resignation; Vacancies.

(a) At each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

(b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (b) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (b). Any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at the principal executive offices of the Corporation: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery shall be by hand, or by certified or registered mail, return receipt requested. In no event shall the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person (for the purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934,

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as amended), (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as a director of the Corporation pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, had the nominee been nominated by the Board of Directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear on the Corporation’s records, of such stockholder, (2) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this paragraph (b), and, in such event, the defective nomination shall be disregarded.

(c) Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(d) Any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining directors (excluding any director elected by any class or series of preferred stock), although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the annual meeting at which the terms of office of the class of directors to which he or she is assigned expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Section 2.3 Regular Meetings. Unless otherwise determined by the Board of Directors, a regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and, if the annual meeting of stockholders is held at a place, at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

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Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the Chief Executive Officer, the Secretary or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting, which notice shall be in writing. The purpose or purposes of a special meeting need not be stated in the call or notice.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by Chief Executive Officer, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7 Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9 Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

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Section 2.10 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III

COMMITTEES

Section 3.1 Establishment of Committees. The Board of Directors shall create an audit committee and a compensation and nominating committee, and may create such other committees as the board, from time to time, deems desirable. Each committee shall be comprised solely of directors of the Corporation and, to the extent provided in the resolutions creating the committees or in these Bylaws, shall have the powers of the Board of Directors in the management of the business and affairs of the Corporation.

Section 3.2 Audit Committee. The audit committee shall consist solely of directors who are independent of management and free from any relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

The audit committee shall assist the Board of Directors in fulfilling its responsibilities for the Corporation’s accounting and financial reporting practices and provide a channel of communication between the Board of Directors and the Corporation’s independent auditors.

To accomplish the above purposes, the audit committee shall:

(a) Review with the independent auditors the scope of their annual and interim examinations, placing particular attention where either the committee or the auditors believe such attention should be directed, and to direct the auditors to expand (but not to limit) the scope of their audit whenever such action is, in the opinion of the committee, necessary or desirable. The independent auditors shall have sole authority to determine the scope of the audit which they deem necessary for the formation of an opinion on financial statements;

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(b) Consult with the auditors during any annual or interim audit on any situation which the auditors deem advisable for resolution prior to the completion of their examination;

(c) Meet with the auditors to appraise the effectiveness of the audit effort. Such appraisal shall include a discussion of the overall approach to and the scope of the examination, with particular attention on those areas on which either the committee or the auditors believe emphasis is necessary or desirable;

(d) Determine through discussions with the auditors and otherwise, that no restrictions were placed by management on the scope of the examination or its implementation;

(e) Inquire into the effectiveness of the Corporation’s accounting and internal control functions through discussions with the auditors and appropriate officers of the Corporation and exercise supervision of the Corporation’s policies which prohibit improper or illegal payments;

(f) Review with the auditors and management any registration statement which shall be filed by the Corporation in connection with the public offering of securities and such other public financial reports as the committee or the Board of Directors shall deem desirable;

(g) Report to the Board of Directors on the results of the committee’s activities and recommend to the Board of Directors any changes in the appointment of independent auditors which the committee may deem to be in the best interests of the Corporation and its stockholders;; and

(h) Have such other powers and perform such other duties as the Board of Directors shall, from time to time, grant and assign to it.

Section 3.3 Compensation and Nominating Committee. The compensation and nominating committee shall consist solely of directors who are independent of management, as defined in Section 3.2.

(a) The committee shall (1) determine the compensation of officers, other than the chairman of the board and chief executive officer and advise the Board of Directors of such determination, (2) exercise the authority of the Board of Directors concerning employee benefit plans, including those plans which are limited in their application to officers and senior management, (3) make recommendations to the Board of Directors concerning the compensation of the chairman of the board and chief executive officer, and (4) advise the Board of Directors and the chairman of the board and chief executive officer on other compensation and employee benefit matters.

(b) In addition, the committee shall assist and advise the Board of Directors in connection with board membership and board committee structure and membership. To accomplish these purposes, the committee shall:

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(1) Develop general criteria for use in selecting potential new board members and assist the Board of Directors in identifying and attracting qualified candidates for election to the board;

(2) Recommend to the Board of Directors annually a slate of nominees to be proposed by the Board of Directors to the stockholders as nominees for election as directors and, from time to time, recommend persons to fill any vacancy on the Board of Directors;

(3) Recommend to the Board of Directors any changes in number, authority and duties of board committees and the chairmen and members who should serve thereon;

(4) In the event of the death, incapacity, resignation or other absence (temporary or permanent) of the chairman of the board and chief executive officer, the committee shall confer and recommend for election by the full Board of Directors an acting or successor chairman of the board and chief executive officer; and

(5) Make recommendations to the Board of Directors concerning compensation payable for board membership, as well as other benefits available to board members.

The compensation and nominating committee shall have such other powers and perform such other duties as the Board of Directors shall, from time to time, grant and assign to it.

Section 3.4 Committee Rules. Except as set forth below, and unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II of these Bylaws.

(a) Any power or authority granted to a committee by these Bylaws may also be exercised by the Board of Directors.

(b) Each member of a committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of a committee, or until the committee is dissolved by a majority of the whole Board of Directors or the member is removed as hereinafter provided.

(c) Meetings of a committee may be called by the Chairman of the Board, if any, the Chief Executive Officer, the Secretary or by any member of the committee. Notice of a meeting of the committee shall be given by the person or persons calling the meeting at least twenty-four hours before the meeting, which notice shall be in writing (including by electronic transmission such as fax or email). The purpose or purposes of a meeting need not be stated in the call or notice.

(d) The lesser of a majority of the members or two members of a committee shall constitute a quorum for the transaction of business at any meeting thereof and action of a committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

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(e) Any action that may be taken by a committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all the members of a committee and filed with the minutes of the committee, which action shall be effective as of the date stated in such consent.

(f) Any vacancy on a committee may be filled by a resolution adopted by a majority of the Board of Directors.

(g) Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the Board of Directors.

(h) The chairman of each committee of the Board of Directors shall be appointed from among the members of such committee by the Board of Directors. The chairman of the committee shall, if present, preside at all meetings of a committee. Each committee shall keep regular minutes of its proceedings and report its proceedings at the next meeting of the Board of Directors.

(i) The Chief Executive Officer shall act in an advisory capacity to all committees but shall not have the right to attend all meetings of committees. The Chief Executive Officer’s attendance at committee meeting shall be decided by the chairman of the committee and shall be in accordance with applicable law.

ARTICLE IV

Officers

Section 4.1 Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Board of Directors may, if it so determines, elect a Chairman of the Board from among its members, one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), one or more Assistant Secretaries, a Chief Operating Officer, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 4.2 Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 4.3 Powers and Duties of Executive Officers. Subject to Sections 4.4, 4.5 and 4.6, the officers of the Corporation shall have such powers and duties in the management

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of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.4 Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The Chief Executive Officer may execute any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed or which are in the ordinary course of business of the Corporation. The Chief Executive Officer may vote, either in person or by proxy, all the shares of the capital stock of any company which the Corporation owns or is otherwise entitled to vote at any and all meetings of the stockholders of such company and shall have the power to accept or waive notice of such meetings. In the absence or disability of Chief Executive Officer, the Board of Directors shall name an interim Chief Executive Officer to exercise all powers and discharge all of the duties of the Chief Executive Officer, including the general supervision and control of all the business and affairs of the Corporation.

Section 4.5 President. The President shall have such duties and authority as the Chief Executive Officer may determine from time to time. The President may execute any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed or which are in the ordinary course of business of the Corporation. The President may vote, either in person or by proxy, all the shares of the capital stock of any company which the Corporation owns or is otherwise entitled to vote at any and all meetings of the stockholders of such company and shall have the power to accept or waive notice of such meetings.

Section 4.6 Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, if any, or Chief Executive Officer, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all certificates for shares of stock of the Corporation and to all other documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation. The Secretary may vote, either in person or by proxy, all the shares of the capital stock of any company which the Corporation owns or is otherwise entitled to vote at any and all meetings of the stockholders of such company and shall have the power to accept or waive notice of such meetings.

Section 4.7 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

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ARTICLE V

Stock Certificates and Transfers

Section 5.1 Certificate. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be facsimile, stamp or other imprint. In case any officer, transfer agent, or registrar who has signed or whose facsimile, stamp or other imprint signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

Section 5.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 5.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section 5.4 Stockholders of Record. The Corporation shall be entitled to treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

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ARTICLE VI

Notices

Section 6.1 Manner of Notice. (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery or (iv) any other reliable means permitted by applicable law (including electronic transmission such as fax or email if the sender reasonably believes the transmission has not been rejected) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address. Whenever any such notice is given it shall be deemed to be delivered (i) upon delivery if by personal delivery, (ii) four days after depositing notice in the United States mails, first class, (iii) two days after delivery to a company for overnight mail or delivery, (iv) three days after delivery to a company for second day mail or delivery, (v) if by electronic transmission, 24 hours after the times set forth therein, (vii) upon receipt if delivery is by any other means. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if notice is actually received orally or in writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section 6.2 Dispensation with Notice.

(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 6.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of

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such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

ARTICLE VII

General

Section 7.1 Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. Absent any contrary resolution, the fiscal year shall end on December 31 of each year.

Section 7.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, electronic format or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 7.4 Definitions. (a) For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(b) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

Section 7.5 Amendment of Bylaws. These Bylaws may be altered or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation’s capital stock entitled to vote thereon, voting together as a single class.

*    *    *

17

THIS IS TO CERTIFY: That I am the duly elected, qualified and acting Secretary of Biodiesel Development Corporation and that the foregoing Bylaws were adopted as the Bylaws of said corporation on the 20th day of September, 2006.

/s/ Heng Chuk
Heng Chuk, Secretary

Appendix F

302A.471 Rights of dissenting shareholders.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1) alters or abolishes a preferential right of the shares;

(2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;

(b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

(e) a plan of conversion adopted by the corporation; or

(f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2)	The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

HIST: 1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991 c 49 s 16; 1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24; 1999 c 85 art 1 s 11; 2000 c 264 s 6,7; 2002 c 311 art 1 s 20; 2004 c 199 art 14 s 16,17

2

302A.473 Procedures for asserting dissenters’ rights.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit

3

to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1) the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully

4

complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

HIST: 1981 c 270 s 81; 1987 c 104 s 30-33; 1993 c 17 s 41,42; 1997 c 10 art 1 s 25; 2004 c 199 art 14 s 18,19

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Appendix G

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (this “Agreement”) is made this [    ] day of [            ], 2006, between Diametrics Medical, Inc., a Minnesota corporation (the “Company”), and [name of Indemnitee] (the “Indemnitee”).

WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors, officers, employees, agents and fiduciaries;

WHEREAS, the Bylaws of the Company (the “Bylaws”) require the Company to indemnify and advance expenses to its directors and officers to the extent not prohibited by law and, subject to the approval of the Board of Directors of the Company, allows the Company to indemnify employees and agents; and

WHEREAS, in recognition of Indemnitee’s need for protection against personal liability and in order to induce Indemnitee to serve or continue to serve the Company in an effective manner and to supplement or replace the Company’s Directors’ and Officers’ liability insurance coverage, if any, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Certificate of Incorporation will be available to Indemnitee, the Company wishes to provide the Indemnitee with the benefits contemplated by this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. The following terms, as used herein, shall have the following respective meaning:

An “Affiliate” of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

The term “Associate” used to indicate a relationship with any Person shall mean:

(i)	any corporation or organization (other than the Company or a Subsidiary) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten (10) percent or more of any class of Equity Securities;

(ii)	any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee);

(iii)	any Relative of such Person; or

(iv)	any officer or director of any corporation controlling or controlled by such Person.

“Beneficial Ownership” shall be determined, and a Person shall be the “Beneficial Owner” of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if such Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory

DIAMETRICS MEDICAL, INC.

INDEMNIFICATION AGREEMENT

provision thereto, pursuant to such Rule 13d-3 as in effect on the date hereof; provided, however, that a Person shall, in any event, also be deemed to be the Beneficial Owner of any Voting Shares:

(i)	of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner; or

(ii)	of which such Person or any of its Affiliates or Associates has: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (B) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner); or

(iii)	of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company; and provided further, however, that: (A) no director or officer of the Company, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner; and (B) no trustee of an employee stock ownership or similar plan of the Company or any Subsidiary (“Employee Plan Trustee”) or any Associate or Affiliate of any such Trustee, shall, solely by reason of being an Employee Plan Trustee or Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares held by or under any such plan.

A “Change in Control” shall be deemed to have occurred if:

(i)	any Person (other than an Excepted Person) is or becomes, after the date of this Agreement, the Beneficial Owner of 20% or more of the total voting power of the Voting Shares;

(ii)	during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election or appointment by the Board of Directors or nomination or recommendation for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

2	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

(iii)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iv)	a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14 (or a response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement.

“Claim” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding brought by, against, or in the right of the Company or otherwise, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

“Corporation Law” means the Minnesota Business Corporation Act, as amended, or the corporate law of any other jurisdiction in which the Company is reincorporated by merger or otherwise.

“D&O Insurance” means any valid directors’ and officers’ liability insurance policy maintained by the Company which covers members of the Company’s board of directors and executive officers of the Company, including Indemnitee, if any.

“Determination” means a determination, and “Determined” means a matter which has been determined based on the facts known at the time, by:

(i)	a majority vote of a quorum of disinterested directors; or

(ii)	if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by Independent Counsel in a written opinion; or

(iii)	in the event there has been a Change of Control, by Independent Counsel (in a written opinion) selected by Indemnitee as set forth in Section 6.

“Equity Security” shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date hereof.

“Excepted Person” is:

(i)	the Company or any Subsidiary;

(ii)	any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity; or

3	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

(iii)	any Person who is as of the date hereof the Beneficial Owner of 20% or more of the total voting power of the Voting Shares.

“Excluded Claim” means any payment for Losses or Expenses to the extent that any Claim:

(i)	is based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled;

(ii)	is for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company in violation of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law;

(iii)	results from Indemnitee’s willful or knowingly dishonest or fraudulent misconduct;

(iv)	is one for which the payment of which by the Company under this Agreement is not permitted by applicable law; or

(v)	is one for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision.

“Expenses” means any and all reasonable expenses incurred by Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

“Fines” means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

“Indemnifiable Event” means any event or occurrence, whether occurring prior to or after the date of this Agreement, related to the fact that Indemnitee is, was or agreed to serve as, a director, officer, employee, trustee, agent or fiduciary of the Company, or is or was serving (or had agreed to serve) at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant.

“Independent Counsel” means a law firm, or a member of a law firm that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Claim giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. If a Change in Control has not occurred, Independent Counsel shall be selected by the Board, with the approval of Indemnitee, which approval will not be unreasonably withheld. If a Change in Control has occurred (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control, in which case the sentence immediately preceding this sentence shall apply), Independent

4	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

Counsel shall be selected by Indemnitee, with the approval of the Board, which approval may not be unreasonably withheld.

“Losses” means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

“Person” means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Relative” means a Person’s spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

“Subsidiary” means any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Company.

“Voting Shares” means any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

2. Basic Indemnification Agreement. The Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent permitted by law, against any and all Losses and Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Losses and Expenses) in respect of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement. To the extent that a change in the Corporation Law (whether by statute or judicial decision or reincorporation of the Company in another jurisdiction whether by merger or otherwise) permits greater indemnification by agreement than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

3. Limitations on Indemnification. Notwithstanding the provisions of Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses:

(a) which have been Determined, as provided herein, to constitute an Excluded Claim;

(b) to the extent Indemnitee is otherwise indemnified by the Company and has actually received payment pursuant to the Bylaws, D&O Insurance or otherwise; or

(c) other than pursuant to the last sentence of Section 4(d) or Section 13 in connection with any claim initiated by Indemnitee, unless the Company has joined in or the Board of Directors has authorized such claim.

4. Indemnification Procedures.

(a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof; provided, however, that the failure to give such notice promptly shall not affect or limit the Company’s obligations with respect to the matters described in the notice of such Claim, except to the extent that the Company is prejudiced thereby.

5	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

(b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

(c) To the extent the Company does not at the time of the Claim have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel reasonably satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided that Indemnitee shall have the right to employ counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee’s expense; provided further that if: (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there is reasonably likely to be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action within a reasonable time following the Company’s receipt of notice of such action, the reasonable fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company.

(d) All payments on account of the Company’s indemnification obligations under this Agreement shall be made within thirty (30) days of Indemnitee’s written request therefor unless a Determination is made that the Claims giving rise to Indemnitee’s request are Excluded Claims or are otherwise not payable under this Agreement, provided that all payments on account of the Company’s obligation to pay Expenses under Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within twenty (20) days of Indemnitee’s written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this Agreement. In the event the Company takes the position that Indemnitee is not entitled to indemnification in connection with a proposed settlement of any Claim, Indemnitee shall have the right at his own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, by written notice given to the Company within 10 days after the Company has notified Indemnitee in writing of its contention that Indemnitee is not entitled to indemnification; provided, however, that the failure to give such notice within such 10-day period shall not affect or limit the Company’s obligations with respect to any such Claim if such Claim is subsequently determined not to be an Excluded Claim or otherwise to be payable under this Agreement, except to the extent that the Company is prejudiced thereby. If it is subsequently determined in connection with such proceeding that the Indemnifiable Events are not Excluded Claims and that Indemnitee, therefor, is entitled to be indemnified under the provisions of Section 2 hereof, then the Company shall promptly indemnify Indemnitee.

(e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that (i) a Determination shall have been made that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement and (ii) such Determination is determined to be correct by a court of competent jurisdiction in a decision from which there is no further right to appeal.

(f) In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

6	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

(g) Indemnitee shall cooperate with the person, persons or entity making a Determination, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably necessary to such Determination. Any costs or Expenses (including reasonable attorney’s fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making a Determination shall be borne by the Company (irrespective of the Determination as to Indemnitee’s entitlement to indemnification) and the Company shall indemnify and hold Indemnitee harmless therefrom.

(h) If the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company (subject to Section 13), to represent Indemnitee in connection with any such matter.

5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company’s prior written consent. If the Company has assumed the defense of any Claim and the Indemnitee is not participating in such defense with the Company, the Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the consent of Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold its or his consent to any proposed settlement.

6. Change in Control; Extraordinary Transactions.

(a) The Company and Indemnitee agree that if there is a Change in Control of the Company then, unless a majority of the Company’s Board of Directors who were directors immediately prior to such Change of Control vote against the application of this Section 6(a) for such Change in Control, all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made only by Independent Counsel. The Company shall pay the reasonable fees of such Independent Counsel and shall indemnify such Independent Counsel against any and all reasonable expenses (including reasonable attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(b) The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, to:

(i)	expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place; or

(ii)	otherwise adequately provide for the satisfaction of the Company’s obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

7. No Presumption.

(a) For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent,

7	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

shall not, of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

(b) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company, any Subsidiary or any Affiliate of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

8. Non-exclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the Company’s Bylaws, the Corporation Law, any vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Company as a director, officer, employee, agent or fiduciary, for so long as Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event.

9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

10. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

11. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses and Expenses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

12. Liability of Company. Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company’s obligations under this Agreement and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

13. Enforcement.

(a) Indemnitee’s right to indemnification and other rights under this Agreement shall be enforceable by Indemnitee pursuant to the arbitration provisions set forth in this Section 13 and shall be enforceable notwithstanding any adverse Determination by the Company’s Board of Directors or independent legal counsel, and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

(b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the

8	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

Arbitrator determines that the material assertions made by Indemnitee as a basis for such action were not made in good faith or had no reasonable basis.

(c) In the event of any controversy, dispute or claim arising out of or related to this Agreement the parties shall negotiate in good faith in an attempt to reach a mutually acceptable settlement of such dispute. If negotiations in good faith do not result in a settlement of any such controversy, dispute or claim, it shall be finally settled by expedited arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, subject to the following:

(i)	The Arbitrator shall be determined from a list of names of five impartial arbitrators each of whom shall be an attorney experienced in arbitration matters concerning director and executive indemnification agreement disputes, supplied by the American Arbitration Association (the “Association”) and chosen by Indemnitee and the Company each in turn striking a name from the list until one name remains.

(ii)	The Arbitrator shall determine whether and to what extent any party shall be entitled to damages under this Agreement.

(iii)	The Arbitrator shall not have the power to add to nor modify any of the terms or conditions of the this Agreement. The Arbitrator’s decision shall not go beyond what is necessary for the interpretation and application of the provision of this Agreement in respect of the issue before the Arbitrator. The Arbitrator shall not substitute his or her judgment for that of the parties in the exercise of rights granted or retained by this Agreement. The Arbitrator’s award or other permitted remedy, if any, and the decision shall be based upon the issue as drafted and submitted by the respective parties and the relevant and competent evidence adduced at the hearing.

(iv)	The Arbitrator shall have the authority to award any remedy or relief provided for in this Agreement, in addition to any other remedy or relief (including provisional remedies and relief) that a court of competent jurisdiction could order or grant. In addition, the Arbitrator shall have the authority to decide issues relating to the interpretation, meaning or performance of this Agreement even if such decision would constitute an advisory opinion in a court proceeding or if the issues would otherwise not be ripe for resolution in a court proceeding, and any such decision shall bind the parties in their continuing performance of this Agreement. The Arbitrator’s written decision shall be rendered within sixty days of the hearing. The decision reached by the Arbitrator shall be final and binding upon the parties as to the matter in dispute. To the extent that the relief or remedy granted by the Arbitrator is relief or remedy on which a court could enter judgment, a judgment upon the award rendered by the Arbitrator shall be entered in any court having jurisdiction thereof (unless in the case of an award of damages, the full amount of the award is paid within 10 days of its determination by the Arbitrator). Otherwise, the award shall be binding on the parties in connection with their continuing performance of this Agreement and in any subsequent arbitral or judicial proceedings between the parties.

(v)	The arbitration shall take place in Los Angeles, California.

(vi)	The arbitration proceeding and all filings, testimony, documents and information relating to or presented during the arbitration proceeding shall be disclosed exclusively

9	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

for the purpose of facilitating the arbitration process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement.

(vii)	The parties shall continue performing their respective obligations under this Agreement notwithstanding the existence of a dispute while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

(viii)	The Arbitrator may order a pre-hearing exchange of information including depositions, interrogatories, production of documents, exchange of summaries of testimony or exchange of statements of position, and the Arbitrator shall limit such disclosure to avoid unnecessary burden to the parties and shall schedule promptly all discovery and other procedural steps and otherwise assume case management initiative and control to effect an efficient and expeditious resolution of the dispute. At any oral hearing of evidence in connection with an arbitration proceeding, each party and its counsel shall have the right to examine its witness and to cross-examine the witnesses of the other party. No testimony of any witness shall be presented in written form unless the opposing party or parties shall have the opportunity to cross-examine such witness, except as the parties otherwise agree in writing.

(ix)	The Company shall be precluded from asserting in any arbitration commenced pursuant to this Section 13 that the obligations, procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(d) Notwithstanding the dispute resolution procedures contained in this Section 13, either party may apply to any court in the state or Federal courts of the State of Minnesota, California or any other jurisdiction in which the Company is reincorporated by merger or otherwise: (i) to enforce this Agreement to arbitrate; (ii) to seek provisional injunctive relief so as to maintain the status quo until the arbitration award is rendered or the dispute is otherwise resolved; or (iii) to challenge or vacate any final judgment, award or decision of the Arbitrator that does not comport with the express provisions of this Section 13.

14. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

15. Governing Law. This Agreement shall be governed by the laws of the State of Minnesota applicable to agreements made and to be performed entirely within such State; provided that if the Company is reincorporated in another jurisdiction by merger or otherwise then the laws of such jurisdiction applicable to the Agreement made and to be performed entirely therein shall govern this Agreement.

16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the States of Delaware and California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state and Federal courts of the States of Delaware and California.

10	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

17. Notices. All notices or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, telegraphed, telexed, sent by facsimile transmission or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

(i)	If to the Company to:

Diametrics Medical, Inc.

6033 West Century Boulevard, Suite 850

Los Angeles, California 90045

Attention: Chief Executive Officer

Telecopy: (310) 670-4107

(ii)	If to Indemnitee, to:

____________________________________

____________________________________

____________________________________

Attention:         ________________________

Telecopy #:      ________________________

18. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

19. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) binding upon and inure to the benefit of any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

20. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

21. Contribution. If the indemnification or reimbursement provided for hereunder is finally determined in accordance with Section 13 to be unavailable to Indemnitee in respect of any Losses or Expenses of a Claim (other than for any reason specified in Section 3 hereof), then the Company agrees, to the extent permitted by applicable law, in lieu of indemnifying Indemnitee, to contribute to the amount paid or payable by Indemnitee as a result of such Losses or Expenses in such proportion as is appropriate to reflect the relative benefits accruing to the Company and Indemnitee with respect to the events giving rise to such Losses or Expenses. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company agrees to contribute to the amount paid or payable by Indemnitee as a result of such Losses or Expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of Indemnitee with respect to the events giving rise to such Losses or Expense.

* * *

11	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

Diametrics Medical, Inc.

By:
Name:
Title:
ATTEST:

By:
Name:
Title

(Indemnitee)
WITNESS:

By:
Name:
Title

12	DIAMETRICS MEDICAL, INC. INDEMNIFICATION AGREEMENT

Appendix H

DIAMETRICS MEDICAL, INC.

2006 INCENTIVE COMPENSATION PLAN

I. INTRODUCTION

1.1. Purposes. The purposes of the 2006 Incentive Compensation Plan (the “Plan”) of Diametrics Medical, Inc. (the “Company”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the best interests of the Company and its stockholders.

1.2. Certain Definitions.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

“Bonus Stock Award” shall mean an award of Bonus Stock under this Plan.

“Cause” shall mean the willful and continued failure to substantially perform the duties assigned by the Company (other than a failure resulting from the optionee’s Disability), the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, no longer conforms to the standard of the Company’s executives or employees, any act of dishonesty, commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of two more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Common Stock” shall mean the common stock, $1.00 par value, of the Company.

“Company” has the meaning specified in Section 1.1.

“Disability” shall mean the inability of the holder of an award to perform substantially such holder’s duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee; or

(iv) Notwithstanding clause (iii) above, as otherwise determined in good faith by the Committee.

“Free-Standing SAR” shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 5.8(b)(2).

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Non-Statutory Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Outstanding Common Stock” shall have the meaning set forth in Section 5.8(b)(1).

“Outstanding Voting Securities” shall have the meaning set forth in Section 5.8(b)(1).

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

“Performance Period” shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

“Performance Share” shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

“Person” shall have the meaning set forth in Section 5.8(b)(1).

“Post-Termination Exercise Period” shall mean the period specified in or pursuant to Section 2.3(a), Section 2.3(b), Section 2.3(d) or Section 2.3(e) following termination of employment with or service to the Company during which an option or SAR may be exercised.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“Retirement” shall mean termination of employment with or service to the Company by reason of retirement on or after age 65.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award or a Bonus Stock Award.

“Subsidiary” and “Subsidiaries” shall have the meanings set forth in Section 1.4.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3. Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

The Committee may delegate some or all of its power and authority hereunder to the Board or the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company’s Articles of Incorporation and/or Bylaws, in each case, as the same may be amended from time to time, and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4. Eligibility. Participants in this Plan shall consist of such directors (including Non-Employee Directors), officers and other employees, persons expected to become directors, officer and other employees, consultants, independent contractors and agents of the Company, its subsidiaries from time to time (individually a “Subsidiary” and collectively the “Subsidiaries”) as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.5. Shares Available. Subject to adjustment as provided in Section 5.7, 361,243 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1. Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2. Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a

Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee.

(b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 5.10.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3. Termination of Employment or Service.

(a) Disability. Subject to paragraph (e) below, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder’s termination of employment or service and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of (i) the date which is six months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder’s termination of employment or service and (ii) the expiration date of the term of such option or SAR.

(b) Retirement. Unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Retirement, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until the expiration date of the term of such option or SAR.

(c) Death. Unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder’s death, and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is six months (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

(d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates for any reason other than Disability, Retirement or death or for Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder’s termination of employment or service and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 30 days (or such longer period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder’s termination of employment or service and (ii) the expiration date of the term of such option or SAR.

(e) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.

(g). Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an Option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall be automatically canceled on the effective date of such holder’s termination of employment or service.

III. STOCK AWARDS

3.1. Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or Bonus Stock Award.

3.2. Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures) the Company shall remove the restrictions from the requisite number of any shares of Common Stock that are held in book entry form and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3. Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award.

3.4. Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5. Bonus Stock Awards. The number of shares of Common Stock subject to a Bonus Stock Award or Restricted Stock Unit Award shall be determined by the Committee. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

3.6. Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the holder of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

IV. PERFORMANCE SHARE AWARDS

4.1. Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

4.2. Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 5.10.

4.3 Termination of Employment. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the holder of such award, whether by reason of Disability, Retirement, death or other termination, shall be determined by the Committee.

V. GENERAL

5.1. Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the voting power of the shares present and entitled to vote thereon at a meeting of stockholders, shall become effective as of August 11, 2006. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate upon the earlier to occur of (i) the date when shares of Common Stock are no longer available for the grant, exercise or settlement of awards or (ii) ten years after the date this Plan is adopted, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

In the event that this Plan is not approved by the stockholders of the Company on or before August 11, 2007, this Plan and any awards granted hereunder shall be null and void.

5.2. Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3. Agreement. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4. Non-Transferability of Awards. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except to the extent permitted by the second preceding sentence or the agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

5.5. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6. Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7. Adjustment. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution of the Company’s equity securities without the receipt of consideration by the Company, the number and class of securities available under this Plan or for Stock Awards, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

5.8. Change in Control.

(a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award, Restricted Stock Unit Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

(3) In the event of a Change of Control, the Committee may, in its discretion, elect to (i) accelerate the exercisability of any or all outstanding options, (ii) accelerate the Restriction Period applicable to any or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards, (iii) accelerate the Performance Period applicable to any or all outstanding Performance Shares or (iv) deem satisfied any or all Performance Measures applicable to any or all outstanding awards.

(b) Unless the Committee shall otherwise determine, a “Change in Control” shall mean:

(1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of a majority or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than a majority of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be and (ii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) the consummation of a plan of complete liquidation or dissolution of the Company.

5.9. No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.10. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.11. Designation of Beneficiary. If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.12. Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Minnesota, or if the Company is reincorporated in another state by merger or otherwise, the laws of such other state, and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.13. Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

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FIRST AMENDMENT TO THE

DIAMETRICS MEDICAL, INC.

2006 INCENTIVE COMPENSATION PLAN

September 20, 2006

1. The purpose of this First Amendment to the Diametrics Medical, Inc. 2006 Incentive Compensation Plan (this “Amendment”) is to (i) amend the provisions of that certain 2006 Incentive Compensation Plan, effective as of August 11, 2006 (the “Plan”) regarding the number of shares of Common Stock available under such Plan and (ii) add provisions relating to the compensation of non-employee directors.

2. Amendment of Section 1.5. Section 1.5 of the Plan is hereby amended by deleting the number “361,243” in Section 1.5 and replacing such number with 6,592,755.

3. Amendment to Add Non-Employee Director Compensation Plan. The Plan is hereby amended by adding the following Article IVA to the Plan:

“ARTICLE IVA

PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

4A.1 Eligibility. Each director of the Company who is not an officer or employee of the Company or any Subsidiary, but excluding any director who is appointed by an class or series of preferred stock of the Company pursuant to the Certificate of Designations establishing such security (a “Non-Employee Director”) shall be granted options to purchase shares of Common Stock and shall be paid annual director fees in accordance with this Article IVA. All options granted under this Article IVA shall constitute Non-Statutory Stock Options.

4A.2	Grants of Stock Options. Each Non-Employee Director shall be granted Non-Statutory Stock Options as follows:

(a) Time of Grant. On September 20, 2006, (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment), each person who is a Non-Employee Director on such date shall be granted an option to purchase shares of Common Stock equivalent to 0.5% of the fully-diluted common stock of the Company, as determined by the Committee, at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

(b) Exercise Period and Exercisability. Except as otherwise provided herein, each option granted under this Section 4A.2 may be exercised: (i) on the date that is three months after its date of grant, for 25% of the shares of Common Stock subject to such option on its date of grant, (ii) on the date that is six months after its date of grant, for an additional 25% of the shares of Common Stock subject to such option on its date of grant, (iii) on the date that is nine months after its date of grant, for an additional 25% of the shares of Common Stock subject to such option on its date of grant and (iv) on the date that is twelve months after its date of grant, for an additional 25% of the shares of Common Stock subject to such option on its date of grant. Each option granted under this Section 4A.2 shall expire five years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 4A.2 shall be exercisable in accordance with Section 2.1(c).

4A.3	Termination of Directorship.

(a) Termination by Reason Other than Cause. If the holder of an option granted under Section 4A.2 ceases to be a director of the Company by any reason other than Cause, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder’s ceasing to be a director and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of the (i) date which is one year after the effective date of such holder’s ceasing to be a director and (ii) the expiration date of the term of such option.

(b) Termination for Cause. If the holder of an option granted under Section 4A.2 ceases to be a director of the Company by reason of removal for Cause, each such option held by such holder shall terminate automatically on the effective date of such holder’s ceasing to be a director.

(c) Definition of “Cause”. For purposes of this Section 4A.3, “Cause” shall mean the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Committee, no longer conforms to the standard of the Company’s directors, any act of dishonesty, commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company.

4A.4 Director Fees. The Company shall pay to each Non-Employee Director, in accordance with procedures to be specified by the Committee, an annual cash retainer and meeting fee of $16,000, pro rated for any partial year of service by a Non-Employee Director.”

4. Full Force and Effect. From and after stockholder approval of this Amendment, the Plan and this Amendment shall be read together as one and the same plan. Except as expressly amended pursuant to this Amendment, the Plan, as amended hereby, remains in full force and effect.

5. Miscellaneous.

(a) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Minnesota, or if the Company is reincorporated in another state by merger or otherwise, the laws of such other state, and construed in accordance therewith without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Amendment, together with the Plan, shall be read together as one instrument. Except as expressly amended pursuant to this Amendment, the Plan shall remain in full force and effect.

(c) Titles and Subtitles; Construction. The titles of the Section of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

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